UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ORBIMAGE Holdings Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ORBIMAGE Holdings Inc.

August 25, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ORBIMAGE Holdings Inc. to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on September 28, 2006 at 9:00 a.m. Eastern Standard Time.

This booklet includes the notice of the meeting and the Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board of Directors. Other matters on which action is expected to be taken during the meeting are also described.

If you plan to attend the meeting in person, please follow the advance registration instructions in the back of this Proxy Statement which will expedite your admission to the meeting. Whether or not you plan to attend the annual meeting in person, it is important that you complete, sign, date and promptly return the enclosed proxy card or that you give your proxy by telephone. To vote by telephone, please follow the instructions on your proxy card.

It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, we urge you to vote your shares at your earliest convenience.

On behalf of the Board of Directors, thank you for your continued support of the Company. I look forward to greeting as many of our stockholders as possible at the annual meeting.

JAMES A. ABRAHAMSON
Chairman of the Board

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY SUBMIT YOUR PROXY BY MAIL OR BY TELEPHONE.

ORBIMAGE Holdings Inc.
21700 Atlantic Blvd.
Dulles, VA 20166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 28, 2006

To the Stockholders of
ORBIMAGE Holdings Inc.

The annual meeting of stockholders of ORBIMAGE Holdings Inc. will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on September 28, 2006 at 9:00 a.m. Eastern Standard Time, for the following purposes:

1. To elect 7 directors for a term of 1 year, and until their successors are duly elected and qualified;

2. To consider and vote upon the proposed amendment to the company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 25 million to 50 million;

3. To consider and vote upon the proposed amendment to the company’s Certificate of Incorporation to change the company’s corporate name from ORBIMAGE Holdings Inc. to GeoEye, Inc.;

4. To adopt the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc., a copy of which is set forth in the attached proxy statement as Appendix 4;

5. To ratify the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for 2006; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 21, 2006 as the record date for determining stockholders entitled to notice of, and to vote at, this meeting.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, it is important that you complete, sign, date and promptly return the enclosed proxy card or that you give your proxy by telephone. Submitting your proxy early by any of these methods will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

By Authorization of the Board of Directors

WILLIAM L. WARREN
Vice President, General Counsel and
Corporate Secretary

August 25, 2006

ORBIMAGE Holdings Inc.
21700 Atlantic Blvd.
Dulles, VA 20166

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to stockholders beginning on or about August 28, 2006. They are furnished in connection with the solicitation by the Board of Directors (the “Board”) of ORBIMAGE Holdings Inc. (the “Company”) of proxies from the holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for use at the 2006 annual meeting of stockholders (the “Annual Meeting”) to be held at the time and place and for the purposes set forth in the accompanying notice. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone or personal interview by regular employees of the Company. The Company will pay all costs of soliciting proxies. The Company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of such stock.

All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted (1) FOR the election of the nominees for director named on pages 6 through 7, (2) FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25 million to 50 million, (3) FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to change the corporate name from ORBIMAGE Holdings Inc. to GeoEye, Inc., (4) FOR the approval of the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc., (5) FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006, and (6) at the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. See “Other Business” on page 34 for information concerning the voting of proxies if other matters are properly brought before the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by filing with the Corporate Secretary an instrument revoking it, by delivering a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

Stockholders of record at the close of business on August 21, 2006 will be eligible to vote at the meeting. Our voting securities consist of our Common Stock, of which 17,478,173 shares were outstanding on August 21, 2006. Each share outstanding on the record date entitles the holder to one vote on each matter submitted to a vote of stockholders. Cumulative voting is not permitted. The requirement for a quorum at the Annual Meeting is the presence in person or by proxy of holders of a majority of the issued and outstanding shares of Common Stock.

In addition to voting in person at the Annual Meeting, stockholders of record may vote by proxy by mailing their signed proxy cards or by telephone, through the number shown on their proxy cards.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer telephone voting.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Abstentions, shares with respect to which authority is withheld and broker non-votes that are voted on any matter are included in determining whether a quorum is present. Abstentions are treated as shares that are present and entitled to vote for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of a plurality of “votes cast”. Votes are counted, and the count is certified, by an inspector of elections. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement.

The Annual Report to Stockholders, which includes financial statements of the Company for the year ended December 31, 2005, has been mailed to all stockholders entitled to vote at the Annual Meeting on or before the date of mailing this Proxy Statement. The Securities and Exchange Commission (“SEC”) permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding”, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to the Company’s corporate secretary at the Company’s principal executive offices, 21700 Atlantic Blvd., Dulles, Virginia, telephone number (703) 480-7500. The Company will deliver, promptly upon a written or oral request to the corporate secretary, a separate copy of the 2005 Annual Report and this Proxy Statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. The Annual Report is not a part of the proxy solicitation material.

Attendance at the Annual Meeting is limited to the Company’s stockholders or their designated representative or proxy, members of their immediate family and the Company’s employees and guests. In order to attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of August 21, 2006, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing ownership of Common Stock on August 21, 2006. If you, or your designated representative or proxy, plan to attend the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement which will expedite your admission to the Annual Meeting.

ABOUT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

WHEN AND WHERE IS THE ANNUAL MEETING?

The Annual Meeting will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on September 28, 2006 at 9:00 a.m. Eastern Standard Time.

WHAT AM I VOTING ON?

You will be voting on the following:

•	To elect all members of the Board;

•	To consider and vote upon the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25 million to 50 million;

•	To consider and vote upon the proposed amendment to the Company’s Certificate of Incorporation to change the corporate name from ORBIMAGE Holdings Inc. to GeoEye, Inc.;

•	To adopt the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc., a copy of which is set forth in the attached proxy statement as Appendix 5;

•	To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006; and

•	To transact any other business properly coming before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of the Company’s Common Stock as of the close of business on August 21, 2006. Each share of Common Stock is entitled to one vote. As of August 21, 2006, we had 17,478,173 shares of Common Stock outstanding.

HOW DO I VOTE BEFORE THE MEETING?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, Bank of New York, you may vote by mail, by completing, signing and returning the enclosed proxy card or by telephone, through the number shown on your proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by telephone depends on their voting procedures. Please follow the directions that your bank or broker provides.

MAY I VOTE AT THE ANNUAL MEETING?

You may vote your shares at the Annual Meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the Annual Meeting. A legal proxy is an authorization from your bank or broker to vote the shares it holds in its name for your benefit on the records of the Company’s transfer agent. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. You may vote by proxy.

CAN I CHANGE MY MIND AFTER I VOTE?

You may change your vote at any time before the polls close at the conclusion of voting at the Annual Meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the Meeting, (2) voting again by telephone prior to 11:59 p.m., Eastern Standard Time, on September 27, 2006, or (3) voting at the Annual Meeting if you are a registered stockholder or have obtained a legal proxy from your bank or broker.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominees for director named on pages 6 through 7, (2) FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25 million to 50 million, (3) FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to change the corporate name from ORBIMAGE Holdings Inc. to GeoEye, Inc., (4) FOR the approval of the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc., (5) FOR ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006, and (6) at the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY OR INSTRUCTION FORM?

If you are a registered stockholder and do not provide a proxy, you must attend the Annual Meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares will not be voted if you do not provide voting instructions on your instruction form.

HOW CAN I ATTEND THE MEETING?

The Annual Meeting will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on September 28, 2006 at 9:00 a.m. Eastern Standard Time. The Annual Meeting is open to all holders of ORBIMAGE Holdings Inc. Common Stock as of August 21, 2006. To attend the Annual Meeting, you will need to bring an admission ticket and valid picture identification. If your shares are registered in your name and you received proxy materials by mail, your admission ticket is attached to your proxy card. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legal proxy, which will serve as your admission ticket. If you do not have an admission ticket or legal proxy and valid picture identification, you may not be admitted to the Annual Meeting.

MAY STOCKHOLDERS ASK QUESTIONS AT THE ANNUAL MEETING?

Yes. Representatives of the Company will answer questions of general interest at the end of the Annual Meeting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct our Annual Meeting, a majority of our issued and outstanding shares of Common Stock as of August 21, 2006 must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by telephone or mail. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE THE COMPANY’S PROPOSALS?

In the event that the number of nominees does not exceed the number of directors to be elected at the Annual Meeting (the situation that we anticipate), the nominees receiving the majority of votes cast will be elected as directors (i.e., the number of shares voted “For” a director must exceed the number of votes cast “Against” that director). In the event that the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes will have no impact on the election of directors.

The proposed amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock requires a “For” vote of a majority of the outstanding shares. Accordingly, abstentions and broker non-votes will have the effect of a vote “Against” this proposal.

The proposed amendment of our Certificate of Incorporation to change the corporate name of the Company requires a “For” vote of a majority of the outstanding shares. Accordingly, abstentions and broker non-votes will have the effect of a vote “Against” this proposal.

The approval of the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc. requires that a majority of the votes cast at the Annual Meeting be voted “For” the proposal. The proxy given will be voted “For” the proposal unless a properly executed proxy card is marked “Against” or “Abstain.” Abstentions are deemed to be “votes cast”, and have the same effect as a vote “Against” this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal. If the stockholders do not approve the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc., it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

The ratification of the appointment of BDO Seidman, LLP as the Company’s Fiscal 2006 independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting be voted “For” the proposal. The proxy given will be voted “For” the proposal unless a properly executed proxy card is marked “Against” or “Abstain.” Abstentions are deemed to be “votes cast”, and have the same effect as a vote “Against” this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

CAN STOCKHOLDERS EXERCISE DISSENTERS’ RIGHTS OF APPRAISAL WITH RESPECT TO ANY PROPOSAL AT THE MEETING?

Stockholders have no rights under Delaware law, the Company’s Certificate of Incorporation, or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the seven people listed below for election as directors, each to serve until the next annual meeting of stockholders or until his successor is elected and qualified. In accordance with the Company’s Bylaws, directors in an uncontested election, as is currently anticipated, will be elected by a majority of the votes cast with respect to such director (as explained in the “Adoption of Majority Vote Standard for Election of Directors” section below), and directors in contested election will be elected by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder to vote that stockholder’s shares “FOR” or “AGAINST” such named nominee, or to “ABSTAIN.” Abstentions and broker non-votes will have no effect.

If any nominee should refuse or be unable to serve, an event which is not anticipated, the proxy will be voted for such person as shall be designated by the Board to replace such nominee or, in lieu thereof, the Board may reduce the number of directors.

If a director is appointed by Board action during the remainder of 2006, the director would be submitted to the stockholders for election at the 2007 annual meeting.

Departure of Directors.  John W, Pitts, Jr., a director and Chairman of the Compensation Committee of the Board of Directors, resigned from both positions on April 25, 2006. Mr. Pitts had served as director and Chairman of the Compensation Committee since January of 2004. The Company understands that Mr. Pitts’ resignation resulted from a disagreement between Mr. Pitts and the Compensation Committee, on the one hand, and management and certain other members of the Board, on the other hand, relating to efforts to establish the structure of plans for short term incentive compensation and long term incentive compensation. Mr. Talton Embry resigned from the Board of Directors and both the Audit Committee and Compensation Committees on May 9, 2006. Mr. Embry joined the Board in January of 2004 and had served on the Audit Committee and Compensation Committee since that time. The Company understands that Mr. Embry’s resignation resulted from his agreement with Mr. Pitts, who had resigned from the Board on April 25, 2006 due to disagreements with management and certain other directors over efforts to structure plans for short term incentive compensation and long term incentive compensation.

Adoption of Majority Vote Standard for Election of Directors.

In April 2006, the Board approved an amendment to the Company’s Bylaws to require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections (i.e., the number of shares voted “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director in an uncontested election is not elected at the annual meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under the Company’s Bylaws, as amended, any director who fails to be elected must offer to tender his or her resignation to the Board. The Nominating and Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” In 2006, all nominees for the election of directors are currently serving on the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of the following nominees.

Nominees for Election

Each of the nominees for director has been approved by the Board, upon the recommendation of the Nominating and Governance Committee, for submission to the stockholders. Mr. Simon and Mr. Faga were each initially recommended to the Nominating and Governance Committee by a non-management director of the Company. Set forth below is the current principal occupation (which, unless otherwise indicated, has been his principal occupation during the last five years), age and other information for each nominee:

Lt. General (Ret.) James Abrahamson (Director) (Chairman of the Board and Member, Audit Committee)

Age 73, has been a member of the Board since April 1998, and has served as Chairman of the Board since November 2001. General Abrahamson has also served as Chairman of the Nominating and Governance Committee since January 2005. General Abrahamson currently serves as Chairman and Chief Executive Officer of StratCom, LLC, SkySpectrum LLC, and Sky Sentry LLC, each of which are companies associated with the development of stratospheric airships for civil and military applications. From 1992 to 1995, he served as Chairman of Oracle Corporation. He also served as Executive Vice President for Corporate Development for Hughes Aircraft Company from October 1989 to April 1992 and as President of the Transportation Sector for Hughes Aircraft Company from April 1992 to September 1992. General Abrahamson directed the Strategic Defense Initiative from April 1984 until he retired from the Air Force in January 1989 at the rank of Lieutenant General. He also directed the development of the F-16 Multi-National Fighter and served as NASA Associate Administrator for Space Flight, managing NASA’s space shuttle from its first flight through ten safe and successful missions.

Joseph M. Ahearn (Director) (Chairman, Audit Committee)

Age 51, has been a member of the Board since December 2003 and has been Chairman of the Audit Committee since January, 2004. Mr. Ahearn currently serves as Senior Vice President for M&F Worldwide Corporation. Mr. Ahearn previously served as President of Pilgrim Advisors in White Plains, New York from January, 2000 to August 2004. He also served as Managing Director of Qorval, Inc. from August, 2004 to September, 2005. From September 2005 until December, 2005, Mr. Ahearn also served as the Vice President, Special Products, for Panavision, Inc. Mr. Ahearn was a member of the firm of Touche Ross & Co. from 1981 to 1987 and Arthur Andersen & Co. from 1976 to 1980.

Martin C. Faga (Director)

Age 65, was appointed by the Board to fill a vacancy on August 1, 2006. Since May 2000, Mr. Faga has been a trustee on the Board of Trustees for the MITRE Corporation (“MITRE”), a non-profit organization. Mr. Faga served as President and Chief Executive Officer of MITRE from May 2000 through June 2006. Under his leadership, he directed the company’s activities, primarily the operation of three Federally Funded Research and Development Centers (FFRDCs) for the Department of Defense (“DOD”), the Federal Aviation Administration (“FAA”), and the Internal Revenue Service (“IRS”). DOD’s FFRDC activities focused on command, control, communications, and intelligence (C3I). FAA’s FFRDC activities focused on air traffic management, and the IRS’s FFRDC activities focused on enterprise modernization. Mr. Faga is also a board member of the Association of Former Intelligence Officers, a 501(c)(3) tax-exempt organization devoted to education about and support for US intelligence.

Lawrence A. Hough (Director) (Member, Audit Committee)

Age 62, has been a member of the Board since December 2003, and has been a member of the Audit Committee since January, 2004. Mr. Hough currently serves as Chairman of Stuart Mill Capital, Inc. and as Chairman of SynXis Corporation, while also serving as a director of Collegiate Finding Services Inc. and Versura, Inc. He also serves as trustee of the Community Foundations of America and as trustee of the Levine School of Music and the Shakespeare Theatre. Mr. Hough has previously served as President, Chairman, and Chief Executive Officer of SatoTravel, a subsidiary of Navigant International, as President and Chief Executive Officer of Sallie Mae, and as Chief Financial Officer of Hufcor. He has also served in the United States Navy as a Lieutenant.

Matthew M. O’Connell (CEO, President and Director)

Age 53, has been a member of the Board since October 2001. Mr. O’Connell also serves as the Chief Executive Officer and President of the Company. From October 2001 through the spring of 2003, Mr. O’Connell served as Acting CEO of our predecessor company. Mr. O’Connell was a Managing Director at Crest Advisors, a New York based private investment bank that invests in and advises middle-market companies, especially in the media and communications industries. Mr. O’Connell has over twenty years of experience in communications management and finance. Prior to joining Crest, Mr. O’Connell was Senior Vice President, Legal and Business Affairs for Sony Worldwide Networks, a division of Sony Corporation specializing in radio and Internet programming. Before working at Sony, he served as Senior Vice President and General Counsel of Osborn Communications Corporation, a publicly traded radio and television station operator. Prior to his tenure at Osborn, Mr. O’Connell was the Assistant General Counsel at Cablevision Systems Corporation, where he was responsible for acquisitions and finance, including the company’s initial public offering. Mr. O’Connell began his career as a lawyer on Wall Street, specializing in mergers and acquisitions and corporate finance. Mr. O’Connell earned his Juris Doctor in Law from the University of Virginia and a BA from Trinity College, where he was elected to Phi Beta Kappa.

James M. Simon, Jr. (Director)

Age 59, has been a member of the Board since November 2005. Mr. Simon currently serves as the founding Director of the Microsoft Institute for Advanced Technology in Governments. A career C.I.A. officer, Mr. Simon was appointed by President Clinton and confirmed by the Senate in 1999 as the first Assistant Director of Central Intelligence for Administration, a position he held from January, 2000 through January, 2003. As deputy to the Deputy Director of Central Intelligence for Community Management, he was responsible for technology acquisition, and setting policy for, and overseeing the budgets of, the 14 agencies that comprise the Intelligence Community. After the terrorist attacks of September 11th, 2001, he was designated as the senior intelligence official for homeland security establishing and chairing the Homeland Security Intelligence Council. From January, 2003 until January, 2005, Mr. Simon served as President and CEO of a consulting and services firm, IntelligenceEnterprises, LLC.

William W. Sprague (Director)

Age 48, has been a member of the Board since 1997. A Managing Director at Sanders Morris Harris, where he manages the investment banking division, Mr. Sprague was the founder and President of Crest Communications Holdings LLC, and its affiliate, Crest Advisors LLC, a private investment bank that invested in and advised middle-market companies, especially in the media and communications industries. Crest Communications Holdings LLC held Series A Preferred Stock in our Predecessor Company and received warrants as parts of our restructuring, which it sold. From 1989 to 1996, Mr. Sprague served in various positions at Smith Barney, Inc., including as a Managing Director and head of the Media and Telecommunications Group, as co-head of the Mergers and Acquisitions Group and as a senior member of Smith Barney Inc.’s high yield group. From 1985 to 1989, Mr. Sprague was a Vice President at Kidder Peabody & Co. Incorporated in the High Yield/Merchant Banking Group.

GENERAL INFORMATION

Board of Directors

General

The Board is responsible for supervision of the overall affairs of the Company. The Board held 12 meetings during 2005. The Company expects each director to make every effort to attend each Board meeting, each meeting of any committee on which he or she sits and the annual stockholder’s meeting. Overall attendance at Board meetings was 99% percent in 2005, and attendance was at least 90% percent for each director. Following the Annual Meeting, the Board will consist of 7 directors. In the interim between annual meetings, the Board has the authority under the Bylaws to increase or decrease the size of the Board and fill vacancies, provided, however, that the

Company’s Bylaws currently restrict the size of the Board to no less than one member and no more than nine members.

There are no family relations, of first cousin or closer, among the Company’s directors or executive officers by blood, marriage or adoption.

Director Independence

The Board has determined that 6 of the Company’s 7 directors are independent directors within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. In addition to applying the Nasdaq Stock Market independence tests, the Board considers all relevant facts and circumstances in making its independence determinations.

All members of the Audit, Compensation, and Nominating and Governance Committees must meet the independence requirements of the Nasdaq Stock Market. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation.

Code of Business Conduct and Ethics

All directors of the Company must act ethically at all times and in accordance with the policies comprising the Company’s Code of Business Conduct and Ethics, set forth in Appendix 2 hereto. The Code of Business Conduct and Ethics is designed to promote honest and ethical conduct, including the avoidance, and unethical handling, of conflicts of interest between personal and professional relationships, and to ensure compliance with applicable law, rules and regulations.

At our website, http://www.geoeye.com, we have an Investor Relations page that includes, among other things, our Code of Business Conduct and Ethics. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. Printed copies of all of the above-referenced reports and documents may be requested by contacting our Investor Relations Department either by mail at our corporate headquarters or by telephone at (703) 480-7500. All of the above-referenced reports and documents are available free of charge.

Standing Committees, Board Organization, and Director Nominations

To assist it in carrying out its duties, the Board has delegated certain authority to the following standing committees: (i) the Compensation Committee, (ii) the Audit Committee, (iii) the Nominating and Governance Committee and (iv) the Strategy and Risk Committee. The charters for the Compensation, Audit, and Nominating and Governance Committees are all available on the Investor Relations section of the Company’s website, http://www.geoeye.com. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. In addition, the charters for each of these standing committees of the Board are also available in print free of charge to any stockholder who requests it by contacting our Investor Relations Department either by mail at our corporate headquarters or by telephone at (703) 480-7500.

Compensation Committee

The Compensation Committee of the Board is a Committee of the whole, excluding Messrs. Abrahamson and O’Connell. Each of these members of the Committee of the whole has been determined to be independent within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market. In addition, each member of the Committee of the whole is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The Board adopted a charter for the Compensation Committee effective March 12, 2004. The Compensation Committee held 4 meetings in 2005.

The Compensation Committee’s duties and functions include:

•	establishing and reviewing the overall compensation philosophy of the Company;

•	determining the appropriate compensation levels for the Company’s executive officers;

•	evaluating officer and director compensation plans, policies and programs;

•	reviewing benefit plans for officers and employees;

•	administering and monitoring compliance by executives with the rules and guidelines of the Company’s equity-based plans;

•	producing an annual report on executive compensation for inclusion in the proxy statement; and

•	exercising all of the powers of the Board with respect to any other matters involving the compensation of employees and the employee benefits of the Company as may be delegated to the Compensation Committee from time to time.

Audit Committee

The Audit Committee of the Board is comprised of Messrs. Ahearn (Chairman), Abrahamson, and Hough. Each of Messrs. Ahearn, Abrahamson, and Hough has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Stock Market. The Board has adopted a written charter for the Audit Committee, which is attached as Appendix 1 hereto. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee held 4 meetings in 2005.

The Audit Committee’s duties and functions include:

•	selecting and overseeing an independent registered public accounting firm for the purpose of preparing the Company’s annual audit report or performing other audit services for the Company;

•	reviewing and assessing annual and interim financial statements, and earnings releases before they are released to the public or filed with the SEC;

•	reviewing and assessing the key financial statement issues and risks, as well as the processes used by management to address such matters;

•	approving changes in important accounting principles or changes in accounting estimates and the application thereof in financial reports;

•	making inquiries of the external auditors and management regarding the discovery of any accounting irregularities or fraudulent activities;

•	reviewing and assessing the system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the Company’s Code of Business Conduct and Ethics;

•	reviewing with legal counsel any regulatory matters that may have a material impact on the financial statements;

•	reviewing the performance of the external and internal auditors;

•	reviewing and approving requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter;

•	reviewing with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate;

•	providing a medium for the external auditors to discuss with the audit committee their judgments about the quality of accounting principles and financial disclosure practices used or proposed to be adopted by the company;

•	reviewing with the internal auditors any changes in the scope of their plans;

•	reviewing with the internal auditors the results of their monitoring of compliance with the Code of Business Conduct and Ethics;

•	reviewing and approving significant conflicts of interest and related party transactions; and

•	conducting or authorizing investigations into any matters within the Audit Committee’s scope of responsibilities.

Audit Committee Financial Expert.  In addition, the Board has determined that the Chairman of the Audit Committee, Mr. Ahearn, is an “audit committee financial expert” as defined by the rules of the SEC. The Board has also determined that Mr. Ahearn and the other members of the Audit Committee are independent of management as required by the rules of the SEC.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Messrs. Abrahamson and Hough. Each of these members of the Nominating and Governance Committee has been determined to be independent within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market. The Board adopted a written charter for the Nominating and Governance Committee on January 19, 2005 (the “Nominating and Governance Committee Charter”) setting forth the purpose, goals and responsibilities of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings in 2005.

The Nominating and Governance Committee is responsible for the following duties and functions:

•	developing criteria for nominating individuals to serve as directors, or re-nominating existing directors, and identifying, reviewing the qualifications of, and recommending to the Board individuals to be nominated to become, or be re-nominated as, members of the Board;

•	leading the Board in its annual review of the Board’s performance, recommending guidelines for the terms of service by Board members, developing and managing director education programs as required or appropriate, and addressing any possible conflicts of interest of directors and executive officers;

•	recommending to the Board nominees for each committee and making other recommendations on committee structure, processes, governance and functions;

•	leading the Board in its annual review of the Board’s performance, recommending guidelines for the terms of service by Board members, developing and managing director education programs as required or appropriate, and addressing any possible conflicts of interest of directors and executive officers;

•	monitoring and reporting to the Board on developments that may affect Company governance matters and recommending to the Board such governance guidelines and procedures as it determines to be appropriate; and

•	making recommendations to the Board on guidelines for retirement age, removal and other matters pertaining to tenure of Board members.

The Nominating and Governance Committee Charter provides, among other things, that any candidate for the Board nominated by the Board must meet the minimum qualifications specified therein, including that the director candidate (i) possess personal and professional integrity, (ii) has good business judgment, relevant experience and skills, and (iii) will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders. In addition, for a director to serve on the Nominating and Governance Committee, he or she must meet the independence standards applicable to such committees in accordance with NASDAQ, the Internal Revenue Code and SEC rules.

The charters for the Compensation Committee, Audit Committee and Nominating and Governance Committee are all available on the Company’s website, http://www.geoeye.com. The Audit Committee Charter is also set forth in Appendix 1 below. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. In addition, each of the charters for the Compensation Committee, Audit Committee and Nominating and Governance Committee is also available in print free of charge to any stockholder who requests it by contacting our Investor Relations Department either by mail at our corporate headquarters or by telephone at (703) 480-7500.

Director Nominations

All director nominations must be recommended by the Nominating and Governance Committee and approved by a majority of the independent directors of the Board. The policy of the Nominating and Governance Committee is to consider candidates recommended by stockholders on the same basis as other candidates, provided that the recommended candidate meets all of the minimum requirements and qualifications for being a director as specified in the Nominating and Governance Committee Charter and the Company’s Bylaws. Any such recommendations should include the candidate’s name and qualifications for Board membership and should be sent in writing to the Corporate Secretary of the Company at ORBIMAGE Holdings Inc. d/b/a GeoEye, 21700 Atlantic Blvd, Dulles, VA 20166.

The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Once the Nominating and Governance Committee identifies a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Governance Committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The initial determination will be based primarily on the need for Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the minimum qualifications described above. In addition, as the Company evolves, the experience and diversity required on its Board may change. Therefore, the expertise that a prospective nominee possesses will be thoroughly examined to determine whether there is an appropriate fit. If the initial determination indicates that the Nominating and Governance Committee should pursue the prospect, the Nominating and Governance Committee will evaluate the prospective nominee against the minimum qualifications in full and consider such other relevant factors as it deems appropriate. In connection with this evaluation, one or more members of the Nominating and Governance Committee and others as appropriate, may interview the prospective nominee. After completing this evaluation, the Nominating and Governance Committee will determine whether to recommend the individual for nomination by the Board. The Board, acting on the recommendations of the Nominating and Governance Committee, will nominate a slate of director candidates for election at each annual meeting of stockholders and will appoint directors to fill vacancies between annual meetings, including vacancies created as a result of any increase in size of the Board. The Company does not pay a fee to any third party or parties to identify, evaluate or assist in identifying or evaluating any potential nominees.

In addition, the Company’s Bylaws permit stockholders to nominate persons for election to the Board at an annual stockholders meeting, without regard to whether the stockholder has submitted a recommendation to the Nominating and Governance Committee as to such nominee. To nominate a director using this process, the stockholder must follow the procedures described under “Other Business” below.

Strategy and Risk Committee

The Strategy and Risk Committee was formed on June 8, 2006 and is composed of Messrs. Simon (Chairman), Faga, and Sprague. Each of these members of the Committee has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Stock Market. The Committee’s duties and functions include:

•	strategic business planning aimed beyond the current fiscal year;

•	researching future industry trends that affect the Company’s strategic goals; and

•	identifying threats to Company’s strategic goals caused by business, financial, and technical developments.

The Committee shall be composed of not less than three members of the Board plus ex officio members as designated by the Chairman of the Board.

Director Remuneration

The 2005 annual compensation of each director who was not an employee of the Company or a subsidiary (a “Non-employee Director”) consisted of an annual retainer of $15,000. Under the Company’s Non-employee Director Stock Incentive Plan, which was approved by the Board in June 2004, each Non-Employee Director receives annually an award of 1,000 “restricted” shares of Common Stock. The amount and type of awards to directors under the Non-employee Director Stock Incentive Plan may be changed at any time by majority vote of the Compensation Committee. In addition, each Non-employee Director receives a fee of (i) $1,000 for attendance at each in-person meeting of the Board and (ii) $500 for attendance at each telephonic meeting of the Board and each meeting of a committee of the Board. Each of the Chairman of the Board and the Chairman of the Audit Committee also receive a $5,000 annual fee, and the Chairman of the Compensation Committee receives a $3,000 annual fee. All directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or Board committees and for other legitimate expenses incurred in their capacity as directors.

Audit Committee Report

As noted above, the Audit Committee is currently composed of three directors, Messrs. Ahearn, Abrahamson and Hough, each of whom is independent as defined by the Nasdaq Stock Market’s listing standards. Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2005 financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees, as amended). The Audit Committee also received written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 31, 2006 and amended May 1, 2006.

The Audit Committee:

Joseph M. Ahearn, Chair
James A. Abrahamson
Lawrence Hough

Pursuant to the rules of the SEC, the foregoing Audit Committee Report is not deemed “soliciting material”, is not “filed” with the Commission, and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

Executive Officers who are not Directors

The following table lists our executive officers who are not Directors as of August 21, 2006.

Name	Age	Position

William Schuster	55	Chief Operating Officer
Henry E. Dubois	44	Executive Vice President and Chief Financial Officer
Tony A. Anzilotti	44	Vice President, Finance and Corporate Controller
Lee Demitry	53	Vice President, Satellite Engineering and Operations
Alex J. Fox	45	Vice President, Products and Solutions
Bradley Peterson	47	Vice President, IKONOS Operations
William L. Warren	41	Vice President, General Counsel and Secretary

William Schuster (Chief Operating Officer)

William Schuster joined us in his current position in December 2004. Prior to joining the Company, Mr. Schuster most recently served as President of Integrated Systems for BAE Systems. Prior to BAE, Mr. Schuster served at Harris Corporation as Vice President of Programs within the Government Communications System Division and was Vice President of the Space Applications Operation at Loral Space and Range Systems. Prior to that, Mr. Schuster was with the Central Intelligence Agency where he spent nearly twenty-two years. Mr. Schuster has a BSEE from the Polytechnic Institute of Brooklyn and has completed numerous graduate-level management courses and programs, including the Penn State Executive Management Program and the Mahler Advanced Management Skills Program.

Henry E. Dubois (Executive Vice President and Chief Financial Officer)

Henry E. Dubois became Executive Vice President and the Chief Financial Officer of the Company on January 3, 2006. Mr. Dubois has held senior management positions helping companies grow businesses in technology based industries both within the US and internationally. Most recently, he advised the Company and two start ups on strategic and financial issues. Mr. Dubois has also served as president, COO and CFO at DigitalGlobe, Inc., another satellite imagery company. Prior to DigitalGlobe, Mr. Dubois lived and worked abroad, primarily in Asia, where he was CEO and CFO of an Indonesian Telecom company based in Jakarta and also served as Sr. Vice President of Planning and Development for another large Asian conglomerate. In addition, Mr. Dubois was a strategy and operational consultant with Booz, Allen and Hamilton and served in various financial functions with Exxon Corporation. Mr. Dubois holds a Masters of Management degree from Northwestern University’s JL Kellogg School of Management with concentrations in Finance, Marketing and Accounting and a Bachelor of Arts degree in Mathematics from the College of Holy Cross.

Tony A. Anzilotti (Vice President, Finance and Corporate Controller)

Tony Anzilotti joined the Predecessor Company in June 2000 as Corporate Controller and was promoted to his current position in February 2003. Prior to joining the Company, he worked for over 10 years with Lockheed Martin Corporation at its Corporate Headquarters in Bethesda, MD, in a number of progressively responsible positions in its accounting organization. Mr. Anzilotti received his Bachelor of Science degree in Commerce with a concentration in accounting from the University of Virginia and is a Certified Public Accountant.

Lee Demitry (Vice President — Satellite Engineering and Operations)

Lee Demitry joined our Predecessor Company in late 1995. Prior to joining the Company, Mr. Demitry was Director of Special Programs at Orbital Sciences. Prior to working at Orbital Sciences, Mr. Demitry served as Colonel (select) in the Air Force for 20-years and has managed several satellite projects, including projects for the U.S. space program at the Department of Defense. Mr. Demitry holds an MS in Astronautical Engineering from MIT, an MBA in Business Management from Golden Gate University, and a BS in Electrical Engineering from the United States Air Force Academy.

Alex J. Fox (Vice President — Products & Solutions)

Alex Fox joined our Predecessor Company in 1997 and has over twenty years experience developing and deploying geospatial and intelligence solutions for both commercial and government clients. Prior to joining the Company, Mr. Fox was employed by Orbital Sciences as Engineering Manager and was the Co-founder of the Transportation Managements Systems (TMS) group. Prior to Orbital Sciences, Mr. Fox was Senior Project Manager with Fairchild Space and Defense which was acquired by Orbital Sciences. Mr. Fox received an M.S. in Computer Science from John Hopkins University and a B.S. in Information and Computer Science from the Georgia Institute of Technology.

Bradley Peterson (Vice President, IKONOS Operations)

Bradley Peterson joined the Company as Vice President, IKONOS in January 2006 after the acquisition of Space Imaging. Prior to joining the Company, Mr. Peterson was employed by Space Imaging since 1995. While there, he oversaw the payload procurement for IKONOS and was the mission director for the calibration and commissioning of IKONOS. After the start of commercial operations, Mr. Peterson took over IKONOS Production engineering and operations. Prior to joining Space Imaging, he worked at the Hughes Santa Barbara Research Center for 15 years as a senior system engineer in payload systems development for Landsat, GOES/ GMS weather satellites, NASA TRMM mission, and planetary probes such as Mars Observer. Mr. Peterson received both his M.S. and B.S in Electrical Engineering from the University of California at Santa Barbara.

William L. Warren (Vice President, General Counsel and Secretary)

William Warren became the Vice President, General Counsel and Secretary in January 2004. Prior to joining the Company, Mr. Warren practiced law in the Northern Virginia and Washington, D.C. offices of Latham & Watkins LLP, an international law firm, for several years. Prior to joining Latham & Watkins, Mr. Warren was an associate in the New York office of Baker & Botts, L.L.P. Mr. Warren received his Juris Doctor, with honors, from the University of Texas at Austin. He is admitted to practice in Virginia, New York and the District of Columbia.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of shares of the Common Stock as of August 21, 2006 by (i) each director of the Company; (ii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year ended December 31, 2005; (iii) all directors and executive officers of the Company, as a group; and (iv) holders of 5% or more of the Common Stock.

As of August 24, 2006, 17,478,173 shares of Common Stock were issued and outstanding.

	Number of Shares		Percent of
Name and Business Address of Beneficial Owner	Beneficially Owned		All Shares

Directors and Executive Officers*
Matthew M. O’Connell	169,884	(1)	1.0
William Schuster	15,564	(2)
Lee Demitry	14,806	(3)
Alex J. Fox	15,591	(4)
William L. Warren	11,049	(5)
James A. Abrahamson	5,000	(6)
Joseph M. Ahearn	5,000	(6)
Lawrence A. Hough	5,000	(6)
James M. Simon, Jr.	3,331	(6)(7)
William W. Sprague	5,000	(6)
All directors and executive officers as group (14 persons)	270,211	(1)(2)(3)(4)(5)(6)(7)(8)	1.5
5% Holders
Harbinger Capital Partners Master Fund, Ltd.(9)	5,992,800	(10)	34.3
Redwood Master Fund(11)	1,544,137	(12)	8.8
Deephaven Distressed Opportunities Trading, Ltd.(13)	1,290,539	(14)	7.4
Whitebox Advisors, LLC(15)	1,086,562	(16)	6.2
Ahab Partners(17)	1,000,000	(18)	5.7

*	Unless otherwise indicated, the address is c/o ORBIMAGE Holdings Inc., 21700 Atlantic Boulevard, Dulles, Virginia 20166.

(1)	Total includes (i) 137,117 shares of restricted stock granted pursuant to Mr. O’Connell’s employment agreement (ii) 7,143 shares as the stock portion of his 2005 bonus, which vested January 3, 2006 (iii) 45,307 options to purchase Common Stock of which 18,124 options as of December 31, 2005 and of which the remaining options which will vest equally on December 31, 2006, 2007 and 2008 and (iv) warrants to purchase 7,500 shares of Common Stock.

(2)	Total includes (i) 10,000 shares of restricted stock granted pursuant to Mr. Schuster’s employment agreement, which vest 2,500 shares on each of December 31, 2005, 2006, 2007 and 2008, (ii) 22,262 options to purchase Common Stock, of which 5,564 vested as of December 31, 2005 and of which the remaining options will vest equally on December 31, 2006, 2007 and 2008.

(3)	Total includes (i) 5,193 shares remaining of restricted stock granted on July 1, 2004 pursuant to the Company’s reorganization bonus, of which 3,025 shares have vested and of which 2,168 shares will vest on December 31, 2006, (ii) 455 shares of restricted stock granted as the stock portion of Mr. Demitry’s 2005 annual performance bonus, which vested on January 3, 2006, and (iii) 24,031 options to purchase Common Stock, of which 9,613 vested as of December 31, 2005 and the remaining options will vest equally on the launch of the Orbview-5 satellite and the placing into service of the Orbview-5 satellite.

(4)	Total includes (i) 5,549 shares of restricted stock granted on July 1, 2004 pursuant to the Company’s reorganization bonus, of which 3,699 shares have vested and of which 1,850 shares will vest on December 31, 2006, (ii) 429 shares of restricted stock granted as the stock portion of Mr. Fox’s 2005 annual bonus, which vested January 3, 2006, and (iii) 24,031 options to purchase Common Stock, of which 9,613 vested as of December 31, 2005 and the remaining options will vest equally on the launch of the OrbView-5 satellite and the placing into service of the OrbView-5 satellite.

(5)	Total includes (i) 2,505 shares of restricted stock granted on July 1, 2004 pursuant to the Company’s reorganization bonus, of which 1,670 shares have vested and 835 shares will vest on December 1, 2006, and (ii) 8,544 options to purchase common stock which are currently exercisable or will become exercisable within 60 days.

(6)	Each of the non-employee directors received a grant of 5,000 shares of restricted stock which vest 1,000 shares per year on each July 1, beginning July 1, 2004.

(7)	Mr. Simon disclaims ownership of 1,466 of the 3,331 shares listed above.

(8)	Includes 5,314 options to purchase Common Stock issued to executive officers (other than Messrs. O’Connell, Schuster, Demitry, Fox and Warren).

(9)	These securities are owned by Harbinger Capital Partners Master Fund Ltd. (the “Master Fund”). The securities may be deemed to be beneficially owned by Harbinger Capital Partners Officer Manager, L.L.C. (“Harbinger Investment”), the investment manager of the Master Fund, HMC Investors, L.L.C., its managing member (“HMC Investors”), Harbert Management Corporation (“HMC”), the managing member of HMC Investors, Philip Falcone, a member of Harbinger Management and the portfolio manager of the Master Fund, Raymond J. Harbert, a member of HMC, and Michael D. Luce, a member of HMC. Each such person or entity disclaims beneficial ownership of the reported securities except to the extent of his or its pecuniary interest therein, and this filing shall not be deemed an admission that such person or entity is the beneficial owner of the securities for the purposes of Section 16 of the Securities Exchange Act, as amended, or for any other purpose. The address of HMC is 555 Madison Avenue, 16th Floor, New York, NY 10022.

(10)	Based on publicly available filings with the SEC through Aug. 1, 2006, including Form S-3 and Company records.

(11)	Address is 910 Sylvan Avenue, Englewood Cliffs, NJ 07632.

(12)	Based on information provided to the Company by such beneficial owner, as adjusted to give effect to (i) the issuance of shares and warrants in a private placement on November 16, 2004 and the subsequent exercise of such warrants and (ii) an additional issuance of shares as consideration for such beneficial owner’s commitment to purchase additional debt securities of the Company in the future.

(13)	Address is 130 Cheshire Lane — Suite 102, Minnetonka, MN 55305.

(14)	Based on information provided to the Company by such beneficial owner, as adjusted to give effect to (i) the issuance of shares and warrants in a private placement on November 16, 2004 and the subsequent exercise of such warrants and (ii) an additional issuance of shares as consideration for such beneficial owner’s commitment to purchase additional debt securities of the Company in the future.

(15)	Includes Whitebox Advisors, LLC (“WA”), Whitebox Convertible Arbitrage Advisors, LLC (“WCAA”), Whitebox Convertible Arbitrage Partners, L.P. (“WCAP”), Whitebox Convertible Arbitrage Fund, L.P. (“WCAFLP”), Whitebox Convertible Arbitrage Fund, Ltd. (“WCAFLTD”), Whitebox Hedged High Yield Advisors, LLC (“WHHYA”), Whitebox Hedged High Yield Partners, L.P. (“WHHYP”), Whitebox Hedged High Yield Fund, L.P. (“WHHYFLP”), Whitebox Hedged High Yield Fund, Ltd. (“WHHYFLTD”), AJR Financial, LLC (“AJR”), Pandora Select Advisors, LLC (“PSA”), Pandora Select Partners, L.P. (“PSP”), Pandora Select Fund, L.P. (“PSFLP”), and Pandora Select Fund, Ltd. (“PSFLTD”). WA, the managing member and sole owner of WCAA and WHHYA, has the power to direct the affairs of WCAA and WHHYA which manages accounts for the benefit of its clients WCAP, WCAFLP, WCAFLTD, WHHYP, WHHYFLP and WHHYFLTD. WCAA has the power to direct the affairs of WCAP and WHHYA has the power to direct the affairs of WHHYP including decision making power with respect to the disposition of the proceeds from the sale of the Common Stock. AJR, the managing member and sole owner of PSA, has the power to direct the affairs of PSA which manages accounts for the benefit of its clients PSP, PSFLP and PSFLTD. PSA has the power to direct the affairs of PSP including decision making power with respect to the disposition of the proceeds from the sale of the Common Stock. The address of WA, WCAA, WCAFLP, WHHYA, WHHYFLP,

AJR, PSA, and PSFLP is 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416. The address of WCAP, WCAFLTD, WHHYP, WHHYFLTD, PSP, and PSFLTD is Trident Chambers, P.O. Box 146, Waterfront Drive, Wickhams Cay, Road Town, Tortolla, British Virgin Islands.

(16)	Based on information provided to the Company by such beneficial owner, as adjusted to give effect to (i) the issuance of shares and warrants in a private placement on November 16, 2004 and the subsequent exercise of such warrants and (ii) an additional issuance of shares as consideration for such beneficial owner’s commitment to purchase additional debt securities of the Company in the future.

(17)	Ahab Partners L.P. and Ahab International Ltd own shares. Jonathan Gallen directs disposition of shares. The address for Jonathan Gallen is 299 Park Avenue, New York, NY 10171

(18)	Based on SEC filings as of December 9, 2005, Ahab Partners L.P. and Ahab International Ltd. own 800,000 shares and 200,000 warrants of Company stock. Jonathan Gallen possesses sole power to vote and direct disposition of all securities and is deemed the beneficial owner under Rule 13d-3 of the Exchange Act.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and persons who beneficially own 10% or more of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2005 all of its directors and executive officers and 10% or greater holders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Executive Compensation

Set forth below is information regarding the compensation of the Company’s Chief Executive Officer (the “CEO”) and the other executive officers of the Company (together with the CEO, the “named officers”).

Summary Compensation Table.  The summary compensation table set forth below contains information regarding the combined salary, bonus and other compensation of each of the named officers for services rendered to the Company in 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual			Restricted		Securities
		Compensation(1)			Share		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus		Awards		Options	Compensation

Matthew M. O’Connell	2005	$350,000	$957,465	(2)	—		—	$24,920	(3)
President and	2004	$350,000	$87,500		$58,322	(4)	45,307	$9,720	(5)
Chief Executive Officer	2003	$350,000	$87,500		$3,489,357	(6)	—	$78,587	(7)
William Schuster	2005	$242,500	42,438		—		—	$10,189	(8)
Chief Operating Officer	2004	$13,990	—		$182,500	(9)	22,262	—
	2003		—		—		—
Lee Demitry	2005	$192,923	28,960		—		—	$7,665	(10)
Vice President — Satellite	2004	$185,640	$50,123		$68,752	(11)	24,031	$7,623	(12)
Engineering and Operations	2003	$173,923	$48,195		$5,355	(13)	—	$25,578	(14)
Alex J. Fox	2005	$188,881	28,373		—		—	$5,712	(15)
Vice President — Products And	2004	$175,139	$47,288		$58,994	(16)	24,031	$5,338	(17)
Solutions and Chief Information	2003	$144,840	$41,119		$4,569	(18)	—	$20,129	(19)
Officer
William L. Warren	2005	$178,200	$26,730		—		—	$6,712	(21)
Vice President, General	2004	$161,827	$57,400		$25,050	(20)	21,359	$6,146	(22)
Counsel and Secretary	2003	—	—		—		—	—

(1)	Compensation is reportable in the year in which the compensable service was performed even if the compensation was paid in a subsequent year.

(2)	Includes $869,965 bonus payable upon refinancing of Company’s old notes as required by Mr. O’Connell’s employment agreement.

(3)	Includes $15,000 car allowance, $8,400 matching contribution to 401(k) plan, and $1,520 payment for life insurance premiums.

(4)	Includes 4,761 shares of restricted stock granted as the stock portion of Mr. O’Connell’s 2004 bonus.

(5)	Includes $8,200 matching contribution to 401(k) plan and $1,520 payment for life insurance premium.

(6)	Total includes 275,454 shares of restricted stock granted on December 31, 2003 pursuant to Mr. O’Connell’s employment agreement. Of such shares, 45,909 vested on June 30, 2004, 137,727 vested on January 3, 2005 and 91,818 vested on January 3, 2006. Total also includes 7,085 shares of restricted stock granted as the stock portion of Mr. O’Connell’s 2003 bonus. Such shares vested on June 30, 2005. To the extent that we pay dividends on our shares of Common Stock, Mr. O’Connell will be entitled to dividends only on the shares which are then vested.

(7)	Includes $67,375 retention bonus, $9,692 matching contribution to 401(k) plan and $1,520 payment for life insurance premium.

(8)	Includes $8,400 matching contributions to 401(k) plan and $1,789 payment for life insurance premiums.

(9)	Includes 10,000 shares of restricted stock granted on December 6, 2004, 2500 shares of which each vests on December 31, 2005, 2006, 2007 and 2008.

(10)	Includes $7,665 matching contribution to 401(k) plan.

(11)	Total includes 6,504 shares of restricted stock granted on July 1, 2004, 2,168 shares of which vest on each of December 31, 2004, 2005 and 2006. To the extent we pay dividends on our shares of Common Stock, Mr. Demitry will be entitled to dividends only on the shares which are then vested. Also included in the total are 303 shares of restricted stock granted as the stock portion of Mr. Demitry’s 2004 stock bonus. Such shares vested on March 24, 2005.

(12)	Includes $7,623 matching contribution to 401(k) plan.

(13)	Total includes 434 shares of restricted stock granted as the stock portion of Mr. Demitry’s 2003 bonus. Such shares vested on June 30, 2005. To the extent that we pay dividends on our shares of Common Stock, Mr. Demitry will be entitled to dividends only on the shares which are then vested.

(14)	Includes $18,700 retention bonus and $6,878 matching contribution to 401(k) plan.

(15)	Includes $5,712 matching contribution to 401(k) plan.

(16)	Total includes 5,549 shares of restricted stock granted on July 1, 2004, 1,850 shares of which vest on each of December 31, 2004 and 2005 and 1,849 shares of which will vest on December 31, 2006. To the extent that we pay dividends on our shares of Common Stock, Mr. Fox will be entitled to dividends only on the shares which are then vested.

(17)	Includes $5,338 matching contribution to 401(k) plan.

(18)	Total includes 370 shares of restricted stock granted as the stock portion of Mr. Fox’s 2003 bonus. Such shares vested on June 30, 2005. To the extent that we pay dividends on our shares of Common Stock, Mr. Fox will be entitled to dividends only on the shares which are then vested.

(19)	Includes $15,230 retention bonus and $4,899 matching contribution to 401(k) plan.

(20)	Total includes 2,505 shares of restricted stock granted on July 1, 2004, of which 1,670 has vested and of which 835 will vest on December 31, 2006.

(21)	Includes $6,712 matching contribution to 401(k) plan.

(22)	Includes $6,146 matching contribution to 401(k) plan.

Stock Option Exercises and Holdings.  The table below shows information with respect to the number of stock options exercised by the officers named below during 2005 and the value of unexercised stock options granted under the 2003 Employee Stock Option Plan.

Aggregated Option Exercises During 2005 and December 31, 2005 Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Option Shares at		Options at
	Acquired on	Value	December 31, 2005		December 31, 2005
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Matthew M. O’Connell	—	—	18,123	27,184	$80,647	$120,969
William Schuster			5,566	16,696	—	—
Lee Demitry	—	—	9,612	14,419	42,773	64,165
Alex J. Fox	—	—	9,612	14,419	42,773	64,165
William L. Warren	—	—	8,544	12,815	38,021	57,027

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2005. Amounts set forth opposite “Equity compensation plan not approved by security holders” relate to the 2003 Employee Stock Incentive Plan (the “ORBIMAGE Plan”), which is described below.

			(c)
			Number of Securities
			Remaining Available for
	(a)	(b)	Future Issuance Under
	Number of Securities to	Weighted Average	Equity Compensation Plans
	be Issued Upon Exercise	Exercise Price of	(Excluding Securities
	of Outstanding Options,	Outstanding Options,	Reflected in Column (a))
Plan Category	Warrants and Rights(1)	Warrants and Rights(2)	(3)

Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plan not approved by security holders(1)	0	$0	129,927

Total	295,442	$6.50	129,927

(1)	The shares set forth in column (a) are comprised of shares of Common Stock that may be issued in the future pursuant to currently outstanding options for the purchase of Common Stock.

(2)	The calculations of weighted average exercise prices are exclusive of restricted stock awards. In the case of equity compensation plans approved by security holders, the amount is based on options to purchase 295,442 shares of Common Stock pursuant to the ORBIMAGE Plan.

(3)	All of the shares set forth in column (c) with respect to the Incentive Plan may be issued pursuant to stock awards, including stock options, restricted stock grants and stock appreciation rights.

2003 Employee Stock Incentive Plan

As of December 31, 2003, at the effectiveness of our plan of reorganization, 12% of our fully diluted common equity (consisting of 826,363 shares of Common Stock) was set aside for officers and other employees for the issuance of stock awards under the 2003 Employee Stock Incentive Plan of the Company. Out of the shares reserved under this employee stock incentive plan, 275,454, representing 4% of the fully diluted common equity, was granted on December 31, 2003 to the Chief Executive Officer in the form of restricted stock vesting in three tranches as follows: 45,909 shares on June 30, 2004, 137,727 shares on January 3, 2005 and 91,818 shares to vest on January 3,

2006. The remaining shares were left available for issuance under the plan and may be issued from time to time as approved by the Board and the Compensation Committee. On July 1, 2004, we issued an aggregate 9,709 shares of restricted stock to our officers as part of their 2003 annual performance bonuses, all of which vested on June 30, 2005. In addition, on July 1, 2004, in recognition of past performance by employees for their work done during our Chapter 11 bankruptcy case, all employees who had served during the bankruptcy case received awards of restricted stock in an aggregate amount of 100,269 shares. These shares of restricted stock, granted under the special reorganization stock bonus, vested as to all non-officer employees on December 31, 2004. For all officers, the shares of restricted stock granted under the special reorganization stock bonus, vested one third on December 31, 2004, one third on December 31, 2005 with an additional one third to vest on December 31, 2006. On September 24, 2004, all employees were granted options to purchase an aggregate 297,600 shares of Common Stock for a purchase price of $6.50 per share. These options will vest 20% per year on each December 31, with the first 20% having vested on December 31, 2004, 20% having vested on December 31, 2005, and an additional 20% vesting on December 31, 2006.

2004 Non-Employee Director Stock Incentive Plan

On June 24, 2004, the Company established a 2004 Non-Employee Directors Incentive Stock Plan under which 70,000 shares of Common Stock were reserved for issuance to non-employee directors. Each non-employee director was granted 5,000 shares of restricted stock which will vest 1,000 shares each July 1st, beginning July 1, 2004.

401(k) Employee Savings Plan

The Company has a tax-qualified 401(k) Employee Savings Plan (the “401(k) Plan”) for its employees generally, in which the executive officers also participate. Under the 401(k) Plan, eligible employees are permitted to defer receipt of their compensation up to the maximum amount allowed by law, with the employee’s contribution not to exceed $14,000 for the current year (subject to certain limitations imposed under the Internal Revenue Code of 1986, as amended (the “Code”)). The 401(k) Plan provides that a discretionary match of employee deferrals may be made by the Company in cash or stock. Pursuant to the 401(k) Plan, the Company has elected to match 100% of the first 4% of employee deferral, subject to limitations imposed by the Internal Revenue Service. The amounts held under the 401(k) Plan (except for matching contributions by the Company in Common Stock) are invested among various investment funds maintained under the 401(k) Plan in accordance with the directions of each participant. Except for customary “blackout” periods imposed from time to time by the Company on all employees including executive officers, the 401(k) Plan does not restrict employees from selling vested shares of the Company’s Common Stock held in the plan. Salary deferral contributions by employees under the 401(k) Plan are 100% vested. Company contributions vest 33.3% at the completion of the first year of employment, 33.3% after the second year of employment with the remaining 33.3% vesting at the completion of the third year of employment. All company contributions after the completion of the third year of employment are fully vested. Participants or their beneficiaries are entitled to payment of vested benefits upon termination of employment.

Employment Agreements and Change of Control Agreements

Employment Agreements

The Company and Matthew O’Connell entered into an employment agreement effective as of October 27, 2003, pursuant to which Mr. O’Connell serves as our President and Chief Executive Officer. The employment agreement calls for a base salary of $350,000, an annual target bonus, a special bonus which was paid in 2005 when the company refinanced the then outstanding senior notes and senior subordinated notes, Mr. O’Connell’s initial restricted stock grant, a company paid life insurance policy and eligibility for stock options. The annual bonus is subject to review of the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. O’Connell personally and the company as a whole. In the event Mr. O’Connell is terminated without cause, he will have a one year severance period, during which he will receive an amount equal to his base salary for one year, payment of the annual bonus for the current year to which he would be entitled (pro-

rated for the number of months he was employed during the year), and continuation of all health and life insurance benefits during his one year severance period.

The Company and William Schuster entered into an employment agreement effective as of December 6, 2004, pursuant to which Mr. Schuster serves as Chief Operating Officer. The employment agreement calls for a base annual salary of $242,500 and an annual target bonus. The agreement also provides for Mr. Schuster to receive an initial restricted stock grant of 10,000 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2005, options to purchase 22,262 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2005, and a company paid life insurance policy. The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Schuster personally and the company as a whole. In the event Mr. Schuster is terminated without cause, he will have a nine month severance period, during which he will receive an amount equal to his base salary for such period, payment of the annual bonus for the current year to which he would be entitled (pro-rated for the number of months he was employed during the year), and continuation of all health and life insurance benefits during his nine month severance period.

The Company and Henry Dubois entered into an employment agreement effective as of January 3, 2006, pursuant to which Mr. Dubois serves as an Executive Vice President and the Chief Financial Officer of the Company. The employment agreement calls for a base salary of $250,000, an annual target bonus, a company paid life insurance policy and eligibility for stock options. The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Dubois and the company as a whole. In the event Mr. Dubois is terminated without cause, he will have a one year severance period during which he will receive an amount equal to his base salary for such period, payment of the annual bonus for the current year to which he would be entitled (pro-rated for the number of months he was employed during the year), and continuation of all health and life insurance benefits during his one year severance period.

Stock Performance Graph

The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock during the period January 13, 2004, the date of our initial public offering, to December 31, 2005, with the cumulative total return on the NASDAQ Market Index and with a selected peer group consisting of us and other companies with comparable market capitalizations between $245 million and $250 million. We selected this particular peer group because the satellite imaging industry does not presently include any reasonably similar public companies which could form the basis of such a comparison. This graph (i) assumes the investment of $100 on January 13, 2004 in our Common Stock (at the initial public offering price of $20.25 per share), the NASDAQ Market Index, and the peer group identified above and (ii) assumes that dividends are reinvested.

Pursuant to SEC Rules, the foregoing Performance Graph is not “soliciting material”, is not deemed filed with the Commission and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

Compensation Committee Report on Executive Compensation

The Compensation Committee has responsibility for overseeing the Company’s compensation program for the Chief Executive Officer, senior executives, and other officers. The Board of Directors appoints the members and Chairman of the Committee, who serve at the pleasure of the Board. The Compensation Committee operates under the guidelines of its Charter which is established and periodically reviewed by the Board of Directors. The Compensation Committee has certain responsibilities which are fully delegated by the Board of Directors and other responsibilities where its recommendations are reviewed and ratified by the Board of Directors. The Committee members are Joseph Ahearn, Lawrence Hough (Chairman), James Simon, and William Sprague, all of whom have been determined by the Board of Directors to be independent, outside Directors within the meaning of our

Corporate Governance guidelines, the regulations of the NASDAQ Stock Market, the various Security and Exchange Commission rules and regulations and the Internal Revenue Code.

The Committee periodically uses an independent consultant to assist it in fulfilling its responsibilities. The consultant reports directly to the Committee.

Overview

The Company’s philosophy on compensation is based on a standard of fairness to our shareholders, employees, customers. This standard gives rise to three principles that guide the development and administration compensation programs:

•	The Company’s business purpose is to deliver value to its shareholders. Compensation programs support the Company’s efforts to build long-term enterprise value.

•	Compensation programs reward employees for delivering in accordance with contract obligations, improving customer satisfaction, extending markets to reach new customers, and achieving strong and sustainable financial results.

•	Compensation is linked to performance. This requires clear and meaningful standards of performance and measurement of results against such standards.

The Company’s compensation programs work together to attract, motivate and retain the executive, managerial and professional talent needed to achieve the established strategy, goals and objectives. The compensation programs are structured to deliver rewards for achieving planned annual objectives while encouraging timely and opportunistic response to strategic developments. Annual and long-term incentive programs are designed to reward management for achieving plan results and increase or lessen such rewards where results exceed or fall below plan.

The specific objectives of the Compensation Programs are to:

•	Offer a total compensation program that is competitive with the compensation offered by the companies with whom the Company competes for executive, managerial and professional talent.

•	Through financial incentives, link a significant portion of executive compensation and reward to the Company’s achievement of pre-established goals and objectives and the market’s recognition of the Company’s success.

•	Ensure that the interests of the Company’s executives are aligned with those of its shareholders through the use of equity based compensation elements.

•	Provide opportunity for reward that fosters executive retention.

The Company views its competition for executive talent as being a broad group of technical systems and services companies providing satellite imagery and data archiving solutions. The Committee actively reviews the compensation levels and practices among this group through published and custom surveys. The key elements of compensation at the Company are base salary, annual performance incentive awards and long-term incentive awards. Short-term goals determine annual incentive compensation. Long-term goals are incented through cash, stock options, and restricted performance-based stock. The Committee sets compensation at the mid-range of competitive practice and the comparator group while providing for top quartile results to reward management for above plan performance. The Committee also reviews certain public filings and disclosures by the Company to ensure conformance with good practice standards and applicable laws, rules and regulations.

The Committee has reviewed and approved the terms of the employment contracts for Messrs. Schuster and Dubois. Employment contracts are also in place for Messrs. O’Connell and Puckorius. These were approved by the bankruptcy court prior to the seating of the current Board of Directors. The Committee reviews all elements of compensation, including perquisites, for each of the named executive officers and has a complete and thorough understanding of all compensation, benefits and perquisites for each officer. The Chief Executive Officer typically makes recommendations to the Committee regarding the compensation of key employees (other than himself). All proposed actions on the compensation of key executives are reviewed and decided by the Committee or the Board as a whole.

During the course of 2005, the Compensation Committee undertook a process of reviewing overall compensation and incentive programs for the Company’s officers. This review resulted in several recommendations and actions in 2006, among which were an adjustment to officer base salary, establishment of bonus awards for 2005 performance, and the formulation of a proposed structure for long-term incentive compensation. In the second quarter of 2006, the Chairman of the Board reconstituted the Compensation Committee following the resignation of directors John Pitts and Tally Embry, who together constituted the Committee prior to their resignation. The reconstituted Committee is continuing the Compensation review begun in 2005. The new Committee concurred with previous Committee actions regarding officer base salary and individual officer 2005 annual bonus awards. The Committee is continuing its review and expects to finalize a long-term incentive plan. The plan will draw upon elements of the structure proposed earlier, but will not be its equivalent. Additionally, the prior Compensation Committee had conducted a review of Mr. O’Connell’s 2005 performance and had established a 2005 incentive bonus payment. The current Compensation Committee awarded the 2005 bonus as previously set and reviewed and approved the performance evaluation set forth in this report.

Elements of Executive Compensation

Base Salary.  The Committee annually reviews and sets the base salaries of the Chief Executive Officer, other officers and senior executives of the Company. The Committee will also review compensation and benefit decisions applicable to newly-hired senior executives as well as promoted executives whose responsibilities have changed significantly. The Committee takes into account assessments of each executive’s performance and potential, the specific results they have achieved, the nature and scope of their duties and responsibilities, and their experience and competitive practice.

Annual Incentives.  The Company provides for annual incentive compensation (annual variable performance-based bonuses) pursuant to a plan approved by the Committee and the Board of Directors. Each participating executive is assigned a target bonus (expressed as a percent of salary) that is typically earned on the basis of actual performance relative to pre-established Company and individual goals and objectives. Individual performance assessment is used to determine annual bonus awards. For the Chief Executive Officer’s compensation, the Committee leads the Board through a performance assessment process. For all other key executives, the Chief Executive Officer leads the process and makes recommendations to the Committee.

The Committee determined that the 2005 Annual Incentive Award should be 50 percent of the amount each officer would have been eligible to receive had target financial performance been achieved. The Committee’s decision reflected a balance between the disappointing financial results where target goals were not reached in revenue or net income and the significant achievements of the Space Imaging acquisition, the balance sheet refinancing, and the on-plan completion of the first 12 months of the Next View award implementation.

The Committee is establishing specific goals, objectives and funding formulas for 2006 and beyond. The Committee has determined that, for 2006, annual incentives will be predicated on actual performance relative to budgeted revenues and EBITDA.

Long-Term Incentives.  The Company has provided for long-term incentives through grants of stock options and restricted stock under its Compensation Plan, and is seeking shareholder approval at its upcoming annual meeting of the 2006 Omnibus Stock and Performance Incentive Plan, presented in detail in this proxy statement. This plan, if approved by shareholders, will be administered by the Compensation Committee, and will permit the use of stock options, restricted stock, stock, performance shares or awards, stock appreciation rights, and other forms of long-term incentives.

During 2005, management did not recommend that there be any long-term incentive grants to any senior corporate officers or senior executives.

Compensation of the Chief Executive Officer

The Committee meets with the other independent Directors annually in executive session to evaluate the performance of Mr. Matthew O’Connell, the Company’s President and Chief Executive Officer. The results of this evaluation are considered in determining Mr. O’Connell’s compensation, consistent with the policies outlined in the preceding sections of this report. The Committee does not consult with the Chief Executive Officer or any other members of management when setting the Chief Executive Officer’s compensation.

The Committee’s assessment of Mr. O’Connell’s performance considered the factors it believed to be most critical to continuing the Company’s efforts to strengthen its financial and operational capabilities while demonstrating its long-term prospects in the marketplace for satellite imagery. Mr. O’Connell led the company with great skill in its successful 2005 initiative to compete for and acquire its competitor, the Space Imaging Corporation. Mr. O’Connell’s leadership through all aspects of this endeavor not only provided convincing validation of the Company’s long-term prospects, but further demonstrated his commitment to full utilization of the resources created as a result of the merger. The Committee recognized the critical long-term importance of the Space Imaging acquisition, the success of which further signaled to the marketplace the Company’s legitimate position as the new leading source for future imagery applications to government and commercial users. The Committee credited Mr. O’Connell’s efforts to achieve the 2005 financial restructuring which substantially improved the balance sheet, reducing interest costs and fully integrating the debt acquired in conjunction with the NextView award and the Space Imaging Acquisition. Throughout this process, Mr. O’Connell’s perseverance and commitment were essential for the leadership required in the face of the financial market stress caused by the deteriorating performance of General Motors and the weakening of other longstanding blue chip institutions. Finally, the Committee noted the leadership provided by Mr. O’Connell throughout 2005 as the Company moved forward in a near flawless manner with the preparatory efforts required under the NextView contract and its anticipated February 2007 satellite launch, keeping the overall project on budget and on schedule throughout the year.

Balanced against the major initiative successes was the Company’s 2005 financial performance as measured against target goals for revenue, net income, and EBITDA. The Committee was disappointed in the Company’s rate of progress in building the revenue from its satellite and operational resources. Mr. O’Connell’s commitment to achieving improvements, particularly in light of the substantial expansion in the customer base resulting from the Space Imaging acquisition demonstrated resourcefulness and ongoing commitment to improve the all-important top line revenue in the future. The Committee acknowledges that it was through the leadership of Mr. O’Connell and the other members of the executive team that operating expenses were well controlled throughout 2005 and the EBITDA target for the year was achieved.

Mr. O’Connell has worked closely with the Committee to draft an incentive compensation program for subsequent years more closely tied to the Company’s performance against an agreed upon plan. He has indicated his full agreement with the Committee that while “special” events (i.e., Next View contract, Space Imaging Acquisition) have had significant positive impact on the Company in the past, emphasis in the future will place greater importance on meeting the Company’s business plan through day-to-day performance.

The overall evaluation by the Committee was that Mr. O’Connell has performed in a consistently satisfactory manner and moved the Company forward over the course of the year. The Committee determined that the Annual Incentive Award for Mr. O’Connell would be 50 percent of the eligible amount had target financial performance been achieved.

Internal Revenue Code Section 162(m)

Beginning in 1994, the Omnibus Reconciliation Act of 1993 (the Act) amended Section 162(m) of the Internal Revenue Code limiting to $1 million the amount that may be deducted by a publicly held corporation for compensation paid to each of its named executives in a taxable year, unless the compensation in excess of $1 million is “qualified performance-based compensation.” The Committee and the Company have determined that the Company’s general policy is to design its short-term and long-term Compensation Plans to qualify for the exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executives. Shareholder approval of the 2006 Omnibus Stock and Long-Term Incentive Plan is being sought, thereby ensuring that grants made pursuant to that plan will qualify for the performance-based exemption.

The Committee will continue to assess alternatives for preserving the deductibility of compensation payments and benefits. However, the Committee will not necessarily seek to limit executive compensation to amounts deductible under Section 162(m), since the Committee wishes to maintain flexibility to structure the Company’s compensation programs in ways that best promote the interests of the Company and its shareholders.

The Compensation Committee

Lawrence A. Hough, Chairman
Joseph Ahearn
James Simon
William Sprague

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise in the proposed amendment to the Company’s Certificate of Incorporation, the adoption of the 2006 Omnibus Stock and Performance Incentive Plan, or the ratification of the Company’s independent registered public accounting firm, which is not shared by all other stockholders.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all Company employees including executive officers, as well as each member of the Board. The Code of Business Conduct and Ethics is attached as Appendix 2 hereto. The Code of Ethics includes policies on employment, conflicts of interest, and the protection of confidential information and requires adherence to all laws and regulations applicable to the conduct of our business.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF
COMMON STOCK FROM TWENTY-FIVE MILLION TO FIFTY MILLION SUCH SHARES

The stockholders are being asked to approve an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. On April 26, 2006, the Board adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting. A copy of the proposed amendment to our Amended Certificate effecting the increase in our authorized shares and the change in our corporate name is attached hereto as Appendix 3. The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If this proposed amendment is approved by the stockholders, the Board will file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate increasing the Company’s authorized capital.

Reasons for Amendment

The Board has proposed this amendment to increase authorized shares of Common Stock to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations. The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise. Without an increase in the shares of Common Stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

Effect of Amendment

The Certificate currently authorizes the issuance of up to 30,000,000 shares of stock, of which 25,000,000 shares are designated as the Common Stock. Of the 25,000,000 shares of Common Stock currently authorized, there were 17,478,173 shares of Common Stock outstanding as of August 21, 2006. In addition, as of August 24, 2006, the Company had reserved up to approximately 129,927 shares of Common Stock for issuance pursuant to outstanding options, warrants and convertible debt.

If the stockholders approve the proposed amendment, the Certificate shall be amended to authorize the issuance of up to 55,000,000 shares of stock, of which 50,000,000 shares shall be designated as Common Stock. None of the rights, preferences, privileges or restrictions currently granted or imposed upon the Common Stock pursuant to Article IV of the Certificate shall be changed by the proposed amendment. As such, holders of the Common Stock shall continue to be entitled to the dividend, liquidation and voting rights set forth in the Certificate.

In addition, if the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any national securities exchange on which shares of Common Stock of the Company may then be listed. Under the Company’s Certificate, holders of the Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to cause the Company to issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders. The increase in the number of authorized shares of Common Stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ADOPTION OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION INCREASING THE AUTHORIZED SHARES OF COMMON STOCK
FROM TWENTY-FIVE MILLION TO FIFTY MILLION SUCH SHARES

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO CHANGE THE COMPANY’S NAME TO GEOEYE, INC.

The stockholders are being asked to approve an amendment to the Certificate to change the Company’s corporate name to GeoEye, Inc. On April 26, 2006, the Board adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting. A copy of the proposed amendment to our Amended Certificate effecting the increase in our authorized shares and the change in our corporate name is attached hereto as Appendix 3. The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If this proposed amendment is approved by the stockholders, the Board will file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate changing the Company’s corporate name as set forth in this proposal.

Reasons for Amendment

The Board has proposed the amendment to change the Company’s corporate name in order to reflect the new brand name being utilized by the Company as a result of its acquisition of Space Imaging, LLC, in January 2006.

Effect of Amendment

The amendment to the Company’s Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article I of the Certificate of Incorporation shall be changed as follows. The first sentence of Article I shall be deleted in its entirety and substituted with the following:

“The name of the corporation (hereinafter sometimes referred to as the “Corporation”) is GeoEye, Inc.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADOPTION OF THE
AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION CHANGING THE COMPANY’S NAME TO GEOEYE, INC.

PROPOSAL 4

APPROVAL OF THE
2006 OMNIBUS STOCK AND PERFORMANCE
INCENTIVE PLAN OF ORBIMAGE HOLDINGS INC.

Introduction

On April 26, 2006, the Board adopted the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc. (the “2006 Plan”), subject to the approval of the Company’s stockholders. A copy of the 2006 plan is attached hereto as Appendix 4. The 2006 Plan is intended to replace the Company’s 2003 Employee Stock Incentive Plan of Orbital Imaging Corporation, as amended and restated effective December 31, 2003, and the Non-employee Director Equity Incentive Plan, as amended and restated effective December 31, 2004 (collectively, and together with any other stock incentive plans under which awards are outstanding or under which shares have been reserved but not yet used, the “Prior Plans”) upon stockholder approval of the 2006 Plan.

The purpose of the 2006 Plan is to further the interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of awards to employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its subsidiaries. These awards will recognize and reward outstanding performances and individual contributions and give participants in the 2006 Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such participants in the Company’s continued success and progress. The 2006 Plan will support the Company’s and its subsidiaries’ ongoing efforts to attract and retain such employees, consultants and non-employee directors. The 2006 Plan provides for various types of awards to be granted to participants. Under the 2006 Plan, options to purchase shares of the Company’s Common Stock and stock appreciation rights may be granted, but exercise prices can be no less than the share’s “Fair Market Value” (defined below) on the date of grant. In addition, the 2006 Plan permits grants of shares of the Company’s Common Stock, rights to receive shares of Company’s Common Stock, cash or a combination of the foregoing, including restricted stock, unrestricted stock, stock units and restricted stock units, on such terms as the Committee may determine. The 2006 Plan also provides for cash or stock bonus awards based on objective performance goals pre-established by the Committee. Options and stock appreciation rights must have fixed terms no longer than ten years.

Summary of 2006 Plan

The following general description of material features of the 2006 Plan is qualified in its entirety by reference to the provisions of the 2006 Plan set forth in Appendix 4.

Employee Awards.

Eligibility and Limits on Awards. All employees, nonemployee directors, and consultants of the Company and its subsidiaries will be eligible to receive awards under the 2006 Plan if it is approved by stockholders. No determination has been made as to which of those eligible employees, nonemployee directors, and consultants will receive grants under the 2006 Plan, and therefore, the benefits to be allocated to any individual or to any group of employees, consultants, and nonemployees are not presently determinable.

Administration. The Compensation Committee of the Board of Directors (the “Committee”) selects the employees and consultants to whom awards will be granted and determines the number and type of awards to be granted to such individual. The Board selects the nonemployee directors eligible to whom awards will be granted and determines the number and type of award to be granted to such individual.

Shares Reserved for Awards. The 2006 Plan currently provides for a maximum of 1,700,000 shares of Common Stock of the Company as to which awards may be granted. No more than 1,000,000 shares of Common Stock shall be available for incentive stock options. No more than 1,500,000 shares of Common Stock shall be available for stock awards.

Stock Options. The Committee may grant an award in the form of a stock option. In the case of an option granted to an employee, such option may be either an incentive stock option under section 422 of the Internal

Revenue Code or a nonqualified stock option. The Committee determines the exercise price, whether the stock option is intended to qualify as an incentive stock option under the Internal Revenue Code or not, and other provisions not inconsistent with the 2006 Plan. The grant price of a stock option shall not be less than the “Fair Market Value” of the Common Stock subject to such option at the date of grant. “Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee), (B) if shares of Common Stock are not so listed but are quoted by The Nasdaq Stock Market, Inc., the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The Nasdaq Stock Market, Inc., or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The Nasdaq Stock Market, Inc. at the time of exercise, (C) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The Nasdaq Stock Market, Inc., or, if not reported by The Nasdaq Stock Market, Inc., by the National Quotation Bureau Incorporated or (D) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (ii) if applicable, the price per share as determined in accordance with the terms, conditions, and limitations set forth in an award agreement, or (iii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the 2006 Plan and as approved by the Committee. The term shall not exceed ten years from the date of grant.

Stock Appreciation Rights (“SARs”). SARs may also be granted either singly or in combination with underlying stock options under the 2006 Plan. Every SAR entitles the participant, upon exercise of the SAR, to receive value equal to the excess of the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over the exercise price established by the Committee. The exercise price for SARs will not be less than the Fair Market Value of the Common Stock subject to the SAR. The term of the SAR shall not exceed ten years from the date of grant.

Stock Awards. The Committee may grant stock awards. Such awards may be subject to such terms and conditions, restrictions and contingencies, not inconsistent with the 2006 Plan, as may be determined by the Committee.

Cash Awards. The Committee may grant cash awards. Such awards may be subject to such terms and conditions, restrictions and contingencies, not inconsistent with the 2006 Plan, as may be determined by the Committee.

Performance Awards. Any award available under the 2006 Plan may be made as a performance award. Performance awards not intended to qualify as qualified performance-based compensation under Internal Revenue Code Section 162(m) shall be based on achievement of such goals and are subject to such terms, conditions and restrictions as the Committee shall determine. Performance awards granted under the 2006 Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Committee. A performance goal may be based on one or more business criteria that apply to the participant, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: revenue; operating income or net income; stock price measures (including total shareholder return); market share; earnings per share; Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and other earnings measures (including net, operating, pre-tax, or after-tax); economic value added (“EVA®”); cash flow measures (including cash flow margin and free cash flow), return on investment, absolute or indexed (including return on assets, return on net assets, return on average assets, return on invested capital, return on capital employed, return on equity, return on average equity)); expense measures (including, but not limited to, finding and development costs, overhead cost and general and administrative expense); total shareholder return;

economic profit; costs, results relative to budget, results relative to quantitative customer service or satisfaction standards; and corporate value measures (including ethics compliance, environmental, and safety). Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

Award Limits. No employee may be granted, in any one-year period, options or SARs that are exercisable for more than 200,000 shares of Common Stock, stock awards covering more than 200,000 shares of Common Stock, or cash awards having a value greater than $2,000,000.

Consultant Awards.  The Committee shall have the sole responsibility and authority to determine the type or types of awards to be made to a consultant under the 2006 Plan and the terms, conditions, and limitations applicable to such awards.

Nonemployee Director Awards.  Awards to nonemployee directors may be in the form of options, or stock awards. The Board may grant options to nonemployee directors, provided that the options granted to nonemployee directors shall not be incentive stock options. The Board may grant stock awards to nonemployee directors. Additional terms, conditions, and limitations applicable to any stock award granted to a nonemployee director pursuant to the 2006 Plan, including but not limited to rights to dividend equivalents, shall be determined by the Board. Nonemployee directors may not be granted, in any one-year period, options that are exercisable for more than 20,000 shares of Common Stock or stock awards covering or relating to more than 20,000 shares of Common Stock.

Payment of Awards.  Payment made to a participant pursuant to an award may be made in the form of cash or Common Stock, or a combination thereof. The Committee may provide for the payment of dividends on shares of Common Stock granted in connection with awards or dividend equivalents with respect to any shares of Common Stock subject to an award that have not actually been issued under the award.

Adjustments.  The aggregate number of shares under the 2006 Plan, the class of shares as to which awards may be granted, the exercise price of such awards, and the number of shares covered by each outstanding award are subject to adjustment in the event of a stock dividend, recapitalization or certain other corporate transactions.

Duration; Plan Amendments.  The 2006 Plan has a term of ten years from the date of shareholder approval. The Board may at any time amend, suspend or terminate the 2006 Plan, but in doing so cannot adversely affect any outstanding award without the grantee’s written consent or make any amendment without shareholder approval, to the extent such shareholder approval is required by applicable law or the exchange upon which the shares are traded.

Federal Income Tax Consequences

Set forth below is a brief summary of the federal income tax consequences of awards under the 2006 Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules.

Stock Awards.  A grant of shares of Common Stock or a cash equivalent that is not subject to vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the Fair Market Value of the shares or the amount of cash awarded. The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.

Generally, a grant of shares of Common Stock under the 2006 Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as taxable income in the years in which the restrictions on the shares lapse. Such value will be the Fair Market Value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to Internal Revenue Code Section 83(b) to treat the Fair Market Value of the shares on the date of such grant as taxable income in the year of the grant of restricted shares, provided the recipient makes the election pursuant to Internal Revenue Code Section 83(b) within 30 days after the date of the grant. In any case, the company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient’s income in the year in which that amount is so included.

Cash Awards.  Cash awards are taxable income to the recipient for federal income tax purposes at the time of payment. The recipient will have taxable income equal to the amount of cash paid, and the Company will have a corresponding deduction for federal income tax purposes.

Nonqualified Stock Options.  Nonqualified stock options granted under the 2006 Plan will not be taxable to a recipient at the time of grant. Upon the exercise of a nonqualified stock option, the amount by which the Fair Market Value of the shares of Common Stock received, determined as of the date of exercise, exceeds the exercise price will be treated as taxable income received by the Participant in the year of exercise. Generally, the Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the Participant.

Incentive Stock Options.  A recipient of an incentive stock option under the plan will not generally recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If a Participant exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the Participant), the recipient receives long-term capital gains treatment on the difference between the price at which the recipient of the incentive stock option sells the shares of Common Stock and his or her tax basis in the shares (generally the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the Fair Market Value of the shares of Common Stock received on the date of exercise and the exercise price will generally be treated as taxable income in the year of disposition. The Company will not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the Common Stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as taxable income to the recipient of an incentive stock option due to a disqualifying disposition, the Company will be entitled to a corresponding deduction in the same amount for compensation paid.

Stock Appreciation Rights.  A recipient of a stock appreciation right will not recognize any taxable income for federal income tax purposes upon receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the amount paid to the recipient of the stock appreciation right will be treated as taxable income in the year of exercise. Generally, the Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the Participant.

Deductibility of Awards.  Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that awards of stock options, SARs and certain other “performance-based compensation” awards under the 2006 Plan will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation.  Any deferrals made under the 2006 Plan, including awards granted under the 2006 Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating recipients. These requirements include limitations on election timing, and acceleration of payments and distributions. The Company intends to structure any deferrals and awards under the 2006 Plan to meet the applicable tax law requirements.

Other Tax Consequences.  State tax consequences may in some cases differ from those described above. Awards under the 2006 Plan will in some instances be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ADOPTION OF THE 2006 OMNIBUS STOCK AND PERFORMANCE
INCENTIVE PLAN OF ORBIMAGE HOLDINGS INC.

PROPOSAL 5

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon recommendation of its Audit Committee, has approved and recommended the appointment of BDO Seidman, LLP (“BDO Seidman”) as an independent registered public accounting firm to conduct an audit of the Company’s financial statements for the year 2006. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the Board has decided to ask our stockholders to ratify this appointment. Ratification of the appointment of BDO Seidman will require the affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting. If the appointment of BDO Seidman is not ratified, the matter of the appointment of independent auditors will be reconsidered by the Audit Committee.

Representatives of BDO Seidman will attend the Annual Meeting and will be available to respond to questions that may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We are asking our stockholders to ratify the selection of BDO Seidman as our independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

Independent Public Accountants’ Fees

Fees for all services provided by BDO Seidman, LLP, the Company’s independent auditors, in fiscal years 2005 and 2004 are as follows:

Audit Fees

BDO Seidman, LLP billed the Company for audit services in fiscal years 2005 and 2004 in the amounts of $438,768 and $261,652 respectively. Audit fees principally include annual audits of the financial statements for the Company, SEC registration statements and other filings, and consultation on accounting matters.

Audit-Related Fees

BDO Seidman, LLP billed the Company for audit-related services in fiscal years 2005 and 2004 in the amounts of $12,000 and $22,000, respectively. Audit-related fees principally include the employee benefit plan.

Tax Fees

The Company did not incur any fees for tax planning or advisory services provided by BDO Seidman, LLP in fiscal years 2005 and 2004.

All Other Fees

Except as identified above, the Company did not incur any additional fees for any products or services provided by BDO Seidman, LLP in fiscal years 2005 and 2004.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the polices and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the election of a director, the proposed amendment to the Certificate of Incorporation to increase the authorized shares of Common Stock and change the corporate name, the adoption of the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc., and the appointment of BDO Seidman, LLP referred to in the accompanying notice. No other matter or nomination for director has been timely submitted to the Company in accordance with the provisions of the Company’s Bylaws. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board does not know are to be presented at the meeting by others.

Additional Information

Stockholder Communications.  The Board has provided for a process for stockholders to send communications to the Board. Any stockholder can send communications to the Board by mail as follows:

Board of Directors of ORBIMAGE Holdings Inc.
c/o Corporate Secretary
21700 Atlantic Blvd.
Dulles, Virginia 20166

All stockholder communications will be relayed to all Board members. Communications from an officer or director of the Company will not be viewed as stockholder communications for purposes of the procedure. Communications from an employee or agent of the Company will be viewed as stockholder communications for purposes of the procedure only if those communications are made solely in such employee’s or agent’s capacity as a stockholder.

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement.  The Company is currently planning to hold its 2007 annual meeting of stockholders on June 7, 2007. Stockholders who, in accordance with SEC Rule 14a-8 wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting proxy statement must submit their proposals so that they are received at the Company’s principal executive office no later than the close of business on December 15, 2006. Proposals should be addressed to William L. Warren, Vice President, General Counsel and Corporate Secretary, ORBIMAGE Holdings Inc. d/b/a GeoEye, 21700 Atlantic Blvd., Dulles, Virginia 20166. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Compliance with the above will generally result in a proposal that is proper business (or director nomination) being eligible to be brought before the stockholders for voting upon at the annual meeting. However, compliance with these requirements does not mean that the Company is required to include the proposal in the proxy solicitation material that the Company prepares and distributes. In order for a stockholder to require that a proposal be included by the Company in its proxy statement and proxy card, the stockholder must satisfy the requirements of Rule 14a-8 under the Exchange Act in addition to the requirements of the Bylaws. Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting.  For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2007 annual meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on February 28, 2007 and advise stockholders in the 2007 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on February 28, 2007. Notices of intention to present proposals at the 2007 annual meeting should be addressed to William L. Warren, Vice President, General Counsel and Corporate Secretary, ORBIMAGE Holdings Inc. d/b/a GeoEye, 21700 Atlantic Blvd., Dulles, Virginia 20166.

By Authorization of the Board of Directors

William L. Warren
Vice President, General Counsel & Corporate Secretary

August 25, 2006

ORBIMAGE Holdings Inc.

ANNUAL MEETING OF STOCKHOLDERS
9:00 a.m., September 28, 2006

Sheraton Reston Hotel
11810 Sunrise Valley Drive
Reston, Virginia 20191

ADVANCE REGISTRATION

Attendance at the Annual Meeting is limited to ORBIMAGE stock owners (or a designated representative or proxy) with proof of ownership and members of their immediate family and employees and guests of the Company. In order to attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of August 21, 2006, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing your ownership of Common Stock on August 21, 2006. Attendees may register at the door on the day of the meeting; however, advance registration for the Annual Meeting will expedite your entry into the meeting.

•	If you hold your ORBIMAGE shares directly with the Company and you/or a member of your immediate family plan to attend the Annual Meeting, please follow the Advance Registration instructions on the top portion of your Proxy Form, which was included in the mailing from the Company.

•	If you desire to appoint a person to attend the meeting and vote your shares on your behalf, you may do so by inserting that person’s name in the blank space provided at the top of your Proxy Form. Such person need not be a stockholder of the Company. At the meeting, such person must present to the inspector of elections a proxy signed by the stockholder, or by his or her attorney authorized in writing, as his or her name appears on our register of stockholders. If the stockholder is a corporation, the proxy must be executed by a duly authorized officer or attorney thereof.

•	If your ORBIMAGE shares are held for you in a brokerage, bank or other institutional account and you wish to register in advance, please direct your request to:

ORBIMAGE Holdings Inc.
21700 Atlantic Boulevard
Dulles, Virginia 20166
Attention: Corporate Secretary

Please include the following in your request:

•	Your name and complete mailing address;

•	The name(s) of any immediate family members who will accompany you; and

•	Proof that you own ORBIMAGE shares (e.g., a photocopy of a brokerage or other account statement).

No cameras, video recorders or tape recorders of any type will be permitted in the meeting. We realize that many cellular phones have built-in cameras, and while these phones may be brought into the meeting venue, the camera function may not be used at any time. Inappropriate or disorderly behavior will result in expulsion from the meeting.

APPENDIX 1

AUDIT COMMITTEE CHARTER

Committee Role

The committee’s role is to act on behalf of the board of directors and oversee all material aspects of the company’s financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the board (i.e. executive compensation). The audit committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel and other committee advisors.

Committee Membership

The committee shall consist of three independent, non-executive board members. Committee members shall have: (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, statement of cash flows and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee’s sole discretion.

At least one member, preferably the chair, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements, and should have past employment experience in finance or accounting or other comparable experience or background. Committee appointments shall be approved annually by the full board upon recommendation of the nominating committee. The committee chairperson shall be selected by the committee members or by the nominating committee.

Committee Operating Principles

The committee shall fulfill its responsibilities within the context of the following overriding principles:

Communications

The chair and others on the committee shall, to the extent appropriate, maintain an open avenue of contact throughout the year with senior management, other committee chairs and other key committee advisors (external and internal auditors, etc.), as applicable, to strengthen the committee’s knowledge of relevant current and prospective business issues.

Education/Orientation

The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to ensure understanding of the business and environment in which the company operates.

Annual Plan

The committee, with input from management and other key committee advisors, shall develop an annual plan responsible to the “primary committee responsibilities” detailed herein. The annual plan shall be reviewed and approved by the full board.

Meeting Agenda

Committee meeting agendas shall be the responsibility of the committee chair with input from committee members. It is expected that the chair would also ask for management and key committee advisors, and perhaps others, to participate in this process.

Expectations and Information Needs

The committee shall communicate committee expectations and the nature, timing and extent of the committee information needs to management, internal auditors and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others at least one week in advance of meeting dates. Meeting conduct will assume committee members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

External Resources

The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

Meeting Attendees

The committee shall request members of management, counsel, internal and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee’s responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chair with or without management’s attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

Meeting Frequency

The committee shall meet at least quarterly.  Additional meetings shall be scheduled as considered necessary by the committee or chair.

Reporting to the Board of Directors

The committee, through the committee chair, shall report periodically, as deemed necessary, but at least semi-annually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of director’s meeting.

Self-Assessment

The committee shall review, discuss and assess its own performance as well as its role and responsibilities, seeking input from senior management, the full board and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

Committee Responsibilities

Financial Reporting

•	Review and assess the annual and interim financial statements, and earnings releases before they are released to the public or filed with the SEC.

•	Review and assess the key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditors’ views, and the basis for audit conclusions.

•	Approve changes in important accounting principles or changes in accounting estimates and the application thereof in both interim and annual financial reports.

•	Advise financial management and the external auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

•	Make inquiries of the external auditors and management regarding the discovery of any accounting irregularities or fraudulent activities.

Risks and Controls

•	Review and assess the company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.

•	Review and assess the company’s system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the corporate code of conduct. In that regard, review the related findings and recommendations of the external and internal auditors, together with management’s responses.

•	Review with legal counsel any regulatory matters that may have a material impact on the financial statements.

•	Review the results of the annual audits of directors’ and officers’ expense accounts and any management perquisites.

External and Internal Auditors

•	Recommend the selection of the external auditors for approval by the board of directors.

•	Instruct the external auditors that they are responsible to the board of directors and the audit committee as representatives of the shareholders. In that regard, confirm that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations.

•	Review the performance of the external and internal auditors.

•	Obtain a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.

•	Consider, in consultation with the external and internal auditors, their audit scopes and plans to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

•	Review and approve requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

•	Review with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate, including any difficulties or disputes with management, any significant changes in the audit plans, the rationale behind adoptions and changes in accounting principles, and accounting estimates requiring significant judgments.

•	Provide a medium for the external auditors to discuss with the audit committee their judgments about the quality, not just the acceptability, or accounting principles and financial disclosure practices used or proposed to be adopted by the company.

•	Approve changes in the directors of the internal audit function.

•	Instruct the internal auditors that they are responsible to the board of directors through the committee.

•	Review with the internal auditors any changes in the scope of their plans.

•	Review with the internal auditors the results of their monitoring of compliance with the code of conduct.

Other

•	Review and update the committee’s charter.

•	Review and update the company’s code of conduct.

•	Review and approve significant conflicts of interest and related party transactions.

•	Conduct or authorize investigations into any matters within the committee’s scope of responsibilities. The committee will be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

•	Insure the company has adequately addressed issues of particular importance in the environment in which it operates (i.e. foreign corrupt practices, compliance, “whistle blower” procedures and other employee complaint procedures).

Adopted January 22, 2004

APPENDIX 2

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

ORBIMAGE Holdings Inc. and its subsidiaries (the “Company”) commits to be an ethical and law-abiding company and require its employees to fulfill this goal through their personal conduct. This Code of Business Conduct and Ethics (the “Code”) summarizes the values, principles and business practices that guide our business conduct. This Code further establishes a set of basic principles to guide employees, officers and directors (collectively referred to as “employees”) regarding the minimum requirements expected of them; however, this Code does not provide a detailed description of all employee policies. This Code supplements our existing Human Resources Policies and our Employee Handbook, both of which are published on the lntranet.

This Code is designed to promote honest and ethical conduct, including the avoidance, and unethical handling, of conflicts of interest between personal and professional relationships, and to ensure compliance with applicable law, rules and regulations. It is also designed to facilitate and encourage prompt reporting of Code violations and to promote accountability for adherence to the Code and principles underlying the Code.

It is the responsibility of all the people at the Company to maintain a work environment that fosters fairness, respect and integrity, and it is our Company policy to be lawful, highly-principled and socially responsible in all of our business practices. All employees are expected to become familiar with this Code and to apply these guiding principles in the daily performance of their job responsibilities. All employees of the Company are responsible for complying with this Code. This Code should also be provided to and adhered to by every agent, consultant or representative of the Company.

All employees are expected to seek the advice of their respective supervisors, managers or other appropriate persons within the Company when questions arise about issues discussed in this Code and any other issues that may implicate the ethical standards or integrity of the Company or any of its employees. Compliance procedures are set forth in Section 14 of this Code.

The Company’s Human Resources Department will oversee the ethics and compliance effort and serve as a resource to employees by providing information and guidance regarding legal compliance and ethical conduct issues. If you have any questions or concerns regarding the specifics of any policy or your legal or ethical obligations, please contact your supervisor or the Human Resources Department at 703-480-7536. The fraud hotline and website provided by the Company are also available to those who wish to report Code violations (toll-free telephone number, 866-299-8535, and website, www.openboard.info/orbm). The fraud hotline and website are designed to make sure that all questions are handled discreetly and thoroughly. The fraud hotline and website are available 24 hours a day, seven days a week and are operated and staffed by an independent company of trained specialists. See Section 14 of this Code for additional information about the fraud hotline and website.

Taking actions to prevent problems is part of our Company’s culture. If you observe possible unethical or illegal conduct you are encouraged to report your concerns. If you report, in good faith, what you suspect to be illegal or unethical activities, you should not be concerned about retaliation from others. Any employees involved in retaliation will be subject to serious disciplinary action by the Company.

Failure to abide by the guidelines addressed in this Code will lead to disciplinary action, up to and including dismissal, where appropriate. If you are in a situation which you believe may violate or lead to a violation of this Code, you are urged to follow the guidelines described in Section 14 of this Code.

1.	Compliance with Laws, Rules and Regulations

The Company has a long-standing commitment to conduct its business in compliance with applicable laws and regulations and in accordance with the highest ethical principles. This commitment helps ensure the Company’s reputation for honesty, quality and integrity.

The Company requires that all employees respect and obey all applicable laws. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers, the Human Resources Department or other appropriate personnel.

The Company is regulated by a number of governmental agencies, including, but not limited to, the Securities and Exchange Commission (“SEC”), the Federal Communications Commission (“FCC”) and the National Oceanic and Atmospheric Administration (“NOAA”). The SEC oversees the Company’s reporting and public disclosure compliance. NOAA and the FCC oversee technical and operational characteristics of the Company’s satellites and other operating systems. The Company has developed policies and procedures to address requirements issued by each of these regulatory agencies. For more information on the Company’s SEC compliance policy, please see the Company’s Insider Trading Policy. Compliance with these policies and procedures is required and expected.

If you become aware of the violation of any law, rule or regulation by the Company, or suspect that the Company may be in violation of any law, rule or regulation, it is your responsibility to promptly report the matter to your supervisor or the Human Resources Department, as appropriate. You may also use the Ethics hotline or website.

2.	Conflicts of Interest

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. A conflict situation can arise when an employee takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively or to act in the Company’s best interests. Conflicts of interest are prohibited as a matter of Company policy. You should also conduct yourself in a manner that avoids even the appearance of conflict between your personal interests and those of the Company. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management or the Company’s Human Resources Department.

The Company requires the disclosure of any situation that is or could be a conflict. A written disclosure should initially be made to the employee’s supervisor who, along with the employee, will report the conflict or potential conflict to higher levels of management or the Company’s Human Resources Department.

Circumstances that could involve conflicts of interest which should be avoided include:

•	personal or family financial interest in a competitor, supplier or customer;

•	employment by, including acting as a consultant to, a competitor, supplier or customer in any capacity;

•	acceptance of entertainment, gifts, payments or services that have more than a nominal value (more than $100 dollars ) from those seeking to do business with the Company; or

•	business dealings with a firm owned or controlled by an employee or family member.

There are rules and regulations relating to employment of former government employees and former military personnel other than secretarial, clerical, or other lower-salary-grade former government employees or military personnel that would prohibit their employment or retention as consultants or impose restrictions on the duties they may perform as employees or consultants of the Company. The company and any such potential employee or consultant must strictly abide by these rules and regulations to avoid any possibility of illegality.

3.	Insider Trading

Employees who have material non-public information about the Company or other companies, including our suppliers and customers, are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. In order to ensure compliance with federal securities laws and to avoid even the appearance of an improper transaction, the Company has established corporate policies relating to insider trading and communications to the public. All employees are required to comply with the Company’s insider trading and disclosure policies. In addition to potential civil and criminal liability under applicable securities laws, violation of the securities laws and trading and disclosure policies is grounds for discipline by the Company. If you have any questions, please consult the Company’s Human Resources Department.

4.	Corporate Opportunities

Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Employees are prohibited (without the consent of the Board of Directors or an appropriate committee thereof) from (1) personally taking for themselves opportunities that are discovered through the use of corporate property, information or their position, (2) using corporate property, information or their position for personal gain and/or (3) competing with the Company directly or indirectly.

5.	Competition and Fair Dealing

The Company believes that the welfare of consumers is best served by economic competition. Our policy is to compete vigorously, aggressively and successfully in today’s increasingly competitive business climate and to do so at all times in compliance with all applicable antitrust, competition and fair dealing laws in all the markets in which we operate. We seek to excel, while operating honestly and ethically, never through taking unfair advantage of others. Each employee should endeavor to deal fairly with the Company’s customers, suppliers, competitors and other employees. No one should take unfair advantage through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practices.

The antitrust laws of many jurisdictions are designed to preserve a competitive economy and to promote fair and vigorous competition. We are all required to comply with these laws and regulations. Employees involved in marketing, sales and purchasing, contracts or in discussions with competitors have a particular responsibility to ensure that they understand our standards and are familiar with applicable competition laws. In order to ensure compliance with all of the relevant laws regarding competition and fair dealing, the Company has established a Policy on Competition and Fair Dealing. All employees are required to comply with the Policy on Competition and Fair Dealing. Because these laws are complex and can vary from one jurisdiction to another, employees should seek the advice of their manager or someone in the Company’s Human Resources Department when questions arise.

6.	Discrimination and Harassment

The Company is committed to providing a work environment that values diversity among its employees. All human resources policies and activities of the Company intend to create a respectful workplace in which every individual has the incentive and opportunity to reach his or her highest potential. It is the responsibility of every Company employee to adhere to the policies and procedures with respect to discrimination and harassment set forth in the Company’s Harassment policy (please refer to the Company’s Employee Handbook for more information). Because employment-related laws are complex and vary from state to state and country to country, whenever there is any doubt as to the lawfulness of any proposed action or inaction that is employment related, supervisors should obtain the advice of someone in the Company’s Human Resources Department in advance.

7.	Health and Safety

The Company strives to provide each employee with a safe and healthy work environment. Each employee has a responsibility to ensure that our operations and our products meet applicable government or Company standards, whichever is more stringent. All employees are required to be alert to environmental and safety issues and to be familiar with environmental, health and safety laws and Company policies applicable to their area of business. Threats or acts of violence and physical intimidation are not permitted. The use of illegal drugs in the workplace will not be tolerated. Since these laws are complex and subject to frequent changes, you should obtain the advice of someone in the Company’s Human Resources Department whenever there is any doubt as to the lawfulness of any action or inaction.

8.	Record-Keeping and Retention

Many persons within the Company record or prepare some type of information during their workday, such as time cards, financial reports, accounting records, business plans, environmental reports, injury and accident reports, expense reports, and so on. Many people, both within and outside the Company, depend upon these reports to be accurate and truthful for a variety of reasons. These people include our employees, governmental agencies, auditors and the communities in which we operate. Also, the Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. We maintain the highest commitment to recording information accurately and truthfully.

All financial statements and books, records and accounts of the Company must accurately reflect transactions and events and conform both to applicable legal requirements and accounting principles and also to the Company’s system of internal accounting. As a Company employee, you have the responsibility to ensure that false or intentionally misleading entries are not made by you, or anyone who reports to you, in the Company’s accounting records. Regardless of whether reporting is required by law, dishonest reporting within the Company, or to organizations or people outside the Company, is strictly prohibited. All officers and employees of the Company that are responsible for financial or accounting matters are also required to ensure the full, fair, accurate, timely and understandable disclosure in all periodic reports required to by filed by the Company with the SEC. This commitment and responsibility extends to the highest levels of our organization, including our Chief Executive Officer (“CEO”), principal financial officer and principal accounting officer.

Employees with concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints by utilizing the procedures set forth in Section 14 of this Code. All such concerns and complaints will be forwarded to a member of the Audit Committee of the Board of Directors. The fraud hotline is available 24 hours a day, seven days a week at toll-free telephone number, 866-299-8535, and the website, is accessible at www.openboard.info/orbm.

Properly maintaining corporate records is of the utmost importance. To address this concern, records are maintained for required periods. These controls should be reviewed regularly by all employees and followed consistently. In accordance with these policies, in the event of litigation or governmental investigation, please consult the Company’s Human Resources Department.

The Company recognizes that the guidelines in this Section 8 are not applicable to the Company’s Outside Directors.

9.	Confidentiality

Information is one of our most valuable corporate assets, and open and effective dissemination of information is critical to our success. However, much of our Company’s business information is confidential or proprietary. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or our customers, if disclosed. Employees must maintain the confidentiality of confidential information entrusted to them by the Company, except when disclosure is authorized by the Company’s Executive Management, Human Resources Department or required by laws or regulations.

10.	Public Disclosures and Representations

All Company information disclosed to the public or others shall be accurate and not misleading. Any materials intended for distribution to the public and any communications with third parties are subject to prior approval and shall otherwise comply with the Company’s policy on contact with the media, Insider Trading Policy and disclosure controls and procedures. Information required to be disclosed in accordance with applicable securities laws, rules and regulations shall be reported in a timely fashion and in accordance with such laws, rules and regulations.

The Company has established special disclosure controls and procedures to ensure that information required to be disclosed in reports filed with the SEC is in fact disclosed promptly and in accordance with applicable laws, rules and regulations. Each financial officer, together with the persons acting under his or her direction, shall ensure that the financial statements, and other financial information included in the report, shall fairly present, in all material respects, the financial condition and results of operation of the Company as of, and for, the periods presented in the report, and each such financial officer and each other employee involved in the preparation of such reports shall ensure that all other information required to be disclosed is properly disclosed. It is illegal and a violation of this Code for any officer or director, or any other person acting under his or her direction, to fraudulently induce, coerce, manipulate or mislead any independent auditor engaged to perform an audit of the Company’s financial statements for the purpose of rendering such statements materially misleading, or to otherwise violate applicable laws, rules and regulations.

If you have questions pertaining to or are aware of any actual or potential violation described above, please contact your supervisor or the Human Resources Department, or follow the other procedures described in Section 14, “Reporting and Compliance Procedures,” of this Code.

11.	Protection and Proper Use of Company Assets

All employees should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment and software should not be used for non-Company business, though incidental personal use may be permitted. Every person who has control of or access to Company funds and associated records is personally accountable to the Company for their safekeeping. When spending Company money or personal money that will be reimbursed, you should ensure that the Company receives proper value in return. Anyone approving the accuracy of any voucher or bill should have a reasonable basis for believing the expense and amounts involved are proper. Special policies and procedures have been developed for use of the Company’s computer and electronic mail systems, and travel and entertainment expenses, to which adherence is required and expected.

The obligation of employees to protect the Company’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, customer and employee account information, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

If you have questions pertaining to or are aware of any actual or potential violation described above, please contact your supervisor, the Human Resources Department, or follow the other procedures described in Section 14, “Reporting and Compliance Procedures,” of this Code.

12.	Waivers of the Code of Business Conduct and Ethics

Any change in or waiver of this Code for executive officers (including our CEO, Chief Operating Officer (“COO”), principal financial officer, controller or principal accounting officer) or directors may be made only by the Board or a Board committee and will be promptly disclosed as required by law or NASDAQ regulation.

13.	Failure to Comply

No Code can address all specific situations. It is, therefore, each employee’s responsibility to apply the principles set forth in this Code in a responsible fashion and with the exercise of good judgment and common sense. If something seems unethical or improper, it likely is. Always remember: If you are unsure of what to do in any situation, seek guidance before you act.

A failure by any employee to comply with the laws or regulations governing the Company’s business, this Code or any other Company policy or requirement may result in disciplinary action up to and including termination, and, if warranted, legal proceedings. All employees are expected to cooperate in internal investigations of misconduct.

14.	Reporting and Compliance Procedures

Every employee has the responsibility to ask questions, seek guidance, report suspected violations and express concerns regarding compliance with this Code. Any employee who knows or believes that any other employee or representative of the Company has engaged in or is engaging in Company-related conduct that violates applicable law or this Code, should report such information to his or her supervisor or the Human Resources Department, as described below. You may report such conduct openly or anonymously without fear of retaliation. The Company will not discipline, discriminate against or retaliate against any employee who reports such conduct in good faith, whether or not such information is ultimately proven to be correct, or who cooperates in any investigation or inquiry regarding such conduct. Any supervisor who receives a report of a violation of this Code must immediately inform the General Counsel or the Director of Human Resources.

You may report violations of this Code, on a confidential or anonymous basis, by contacting the Company’s General Counsel at 703-480-5672 or the Human Resources Department at 703-480-7536. In addition, the Company has established a toll-free telephone number, 866-299-8535, and website, openboard.info/orbm, where you can report any violation or suspected violation of this Code to an independent agency designated to respond to these reports. While we prefer that you identify yourself when reporting violations so that we may follow up with you, as necessary, for additional information, you may communicate anonymously if you wish.

Allegations Involving a Non-Executive Employee

If the General Counsel or the Director of Human Resources receives information regarding an alleged violation of this Code by a non-executive employee, he or she shall, as appropriate, (a) evaluate such information, (b) inform the CEO, CFO, Chief Operating Officer (“COO”), and General Counsel of the alleged violation, (c) determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation, and (d) report the results of any such inquiry or investigation, together with a recommendation as to disposition of the matter, to the CEO, CFO, COO, General Counsel and the Board of Directors or committee thereof and to the Department Head, as appropriate, for action. Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to an including discharge.

Allegations Involving an Executive Officer or Director

If the General Counsel or the Director of Human Resources receives information regarding an alleged violation of this Code by an executive officer or director, he or she shall, as appropriate, (a) evaluate such information, (b) inform the Board of Directors or a committee thereof, (c) determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation, and (d) report the results of any such inquiry or investigation, together with a recommendation as to disposition of the matter, report the results of any such inquiry or investigation to the Board of Directors or any committee thereof. Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to an including discharge.

The Company shall determine whether violations of this Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee who has violated this Code. In the event that the alleged violation involves an executive officer or a director, the Audit Committee of the Board of Directors shall determine whether a violation of this Code has occurred and, if so, shall determine the disciplinary measures to be taken against such executive officer or director.

Failure to comply with the standard outlined in this Code will result in disciplinary action including, but not limited to, reprimands, warnings, probation, or suspension without pay, demotions, reduction in salary, discharge and restitution. Moreover, any supervisor who directs or approves of any conduct in violation of this Code, or who has knowledge of such conduct and does not immediately report it, also will be subject to disciplinary action, up to and including discharge. Although the Company generally supports a philosophy of progressive discipline, a violation of this Code, or any other Company rule or policy is sufficient grounds for disciplinary action ranging from a verbal or written warning, to suspension without pay, to immediate termination. The Company is not required to give any particular level of discipline prior to discharging an employee, and neither this Code nor the Company’s disciplinary policies limits in any way the Company’s right to dismissal for any reason or no reason.

Certain violations of this Code may require the Company to refer the matter to the appropriate governmental or regulatory authorities for investigation or prosecution.

15.	Dissemination and Amendment

This Code shall be distributed to each new employee of the Company upon commencement of his or her employment or other relationship with the Company. Each employee of the Company shall make the appropriate certification found at the end of the Code and submit the original to the Human Resources Department for retention in the personnel file.

The Company reserves the right to amend, alter or terminate this Code at any time and for any reason. A copy of the most current version of this Code can be obtained from the Human Resources Department.

This document is not an employment contract between the Company and any of its employees, and does not alter the Company’s at-will employment policy.

APPENDIX 3

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
ORBIMAGE HOLDINGS INC.

ORBIMAGE Holdings Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify:

FIRST:  That on April 26, 2006, the Board of Directors of the Corporation (the “Board”) duly adopted resolutions to amend the Corporation’s Certificate of Incorporation as follows:

1. The first sentence of ARTICLE I shall be deleted in its entirety replaced with the following:

“The name of the corporation (hereinafter sometimes referred to as the “Corporation”) is GeoEye, Inc.”

2. The second sentence of ARTICLE IV shall be deleted in its entirety replaced with the following:

The total number of shares of Common Stock which the Corporation shall have authority to issue is 50,000,000 shares, with a par value of $0.01 per share.

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed this   day of          , 2006.

ORBIMAGE HOLDINGS INC.

By:
William L. Warren
Vice President, General Counsel and
Corporate Secretary

APPENDIX 4

2006 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN OF
ORBIMAGE HOLDINGS INC.

(As Established Effective          , 2006)

RECITALS

ORBIMAGE Holdings Inc. and, as applicable, its predecessors, established and maintain the 2003 Employee Stock Incentive Plan of Orbital Imaging Corporation, as amended and restated effective December 31, 2003, the 2004 Non-employee Director Equity Incentive Plan, as amended and restated effective December 31, 2004, (collectively, and together with any other stock incentive plans under which awards are outstanding or under which shares have been reserved but not yet used, the “Prior Plans”).

Effective          , 2006, subject to shareholder approval, ORBIMAGE Holdings Inc. established the 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc. (the “Plan”). As of the effective date of the Plan, (i) any shares of Common Stock available for future awards under the Prior Plans and (ii) any shares of Common Stock represented by awards granted under the Prior Plans that are forfeited, expire or are canceled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company shall be available for Awards under the Plan and no new awards shall be granted under the Prior Plans.

1. Plan.  The 2006 Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc. (the “Plan”) was adopted by Orbimage Holdings Inc., a Delaware corporation, to reward certain corporate officers and employees, certain consultants and nonemployee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company.

2. Objectives.  The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to employees, consultants and directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, consultants and directors.

3. Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award, a Director Award or a Consultant Award.

“Award Agreement” means one or more Employee Award Agreements, Director Award Agreements or Consultant Award Agreements.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash, the payment of which is contingent on the satisfaction of specified performance objectives.

“Change of Control” is defined in Attachment A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.

“Common Stock” means Orbimage Holdings. Inc. common stock, par value $0.01 per share.

“Company” means Orbimage Holdings Inc., a Delaware corporation.

“Consultant” means a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination, or in tandem, to a Consultant pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Consultant Award Agreement” means one or more agreements between the Company and a Consultant setting forth the terms, conditions and limitations applicable to a Consultant Award.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, or other Stock Award to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Nonemployee Director setting forth the terms, conditions, and limitations applicable to a Director Award.

“Dividend Equivalents” means, with respect to Restricted Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee), (B) if shares of Common Stock are not so listed but are quoted by The Nasdaq Stock Market, Inc., the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The Nasdaq Stock Market, Inc., or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The Nasdaq Stock Market, Inc. at the time of exercise, (C) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The Nasdaq Stock Market, Inc., or, if not reported by The Nasdaq Stock Market, Inc., by the National Quotation Bureau Incorporated or (D) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (ii) if applicable, the price per share as determined in accordance with the terms, conditions, and limitations set forth in an Award Agreement, or (iii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the Plan and as approved by the Committee.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award issued as a result of an adjustment affecting shares of Common Stock pursuant to Paragraph 17(b) shall be the Grant Date of the original award unless a new Grant Date is clearly contemplated.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Director, or Consultant to whom an Award has been granted under this Plan.

“Performance Award” means an award made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more organizational standards preestablished by the Committee to determine in whole or in part whether a Performance Award shall be earned. Performance standards shall relate to a performance period of at least 12 consecutive months in which the Employee, Director or Consultant performs services for the Company or any Subsidiary. Performance standards shall be considered preestablished if they are established in writing by not later than 90 days after the commencement of the period of service to which the standards relate, and only if the outcome is substantially uncertain at the time the standards are established.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over the Fair Market Value of such shares on the Grant Date, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

4. Eligibility.

(a) Employees.  All Employees are eligible for the grant of Employee Awards under this Plan in the discretion of the Committee.

(b) Directors.  Nonemployee Directors are eligible for the grant of Director Awards under this Plan.

(c) Consultants.  All Consultants are eligible for the grant of Consultant Awards under this Plan.

5. Common Stock Available for Awards.  Subject to the provisions of Paragraph 17 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 1,700,000. No more than 1,000,000 shares of Common Stock shall be available for Incentive Stock Options. No more than 1,500,000 shares of Common Stock shall be available for Stock Awards.

The number of shares of Common Stock that are the subject of Awards under this Plan or the Prior Plans that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan or the Prior Plans is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the New York Stock Exchange (or any other applicable exchange or market) for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6. Administration.

(a) This Plan shall be administered by the Committee, except as otherwise provided herein.

(b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award or Consultant Award, accelerate the vesting or exercisability of an Employee Award or Consultant Award, eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Consultant Awards) or an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award or Consultant Award was granted or (ii) consented to by such Participant; provided, however, that the Committee shall not be considered to have any discretion to amend or modify an Employee Award or Consultant Award in any manner than would cause either the Company to be subject to the deduction limitation of section 162(m) of the Code or the Award or the Participant who holds the Award to be subject to the provisions of section 409A of the Code with respect to such Award. Notwithstanding anything herein to the contrary, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option, except as expressly provided by the adjustment provisions of Paragraph 17. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c) No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(d) The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.

7. Delegation of Authority.  Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Board or the Committee may authorize a committee of one or more members of the Board to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish. The Committee may delegate to the Chief Executive Officer and to other employees of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

8. Employee Awards and Consultant Awards.

(a) The Committee (or other committee to whom such authority is delegated under Paragraph 7) shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last sentence of Paragraph 15), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced in clause (v) below, and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee.

(i) Options.  An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of share subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii) Stock Appreciation Rights.  An Employee Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii) Stock Awards.  An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee. Stock Awards that are not Performance Awards may constitute grants of Restricted Stock, with a Restriction Period determined by the Committee, Stock Units, Restricted Stock Units or outright grants of shares of Common Stock.

(iv) Cash Awards.  An Employee Award may be in the form of a Cash Award. The terms, conditions, and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(v) Performance Awards.  Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(A) Nonqualified Performance Awards.  Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, or that are Options or SARs, shall be based on achievement of Performance Goals and be subject to such terms, conditions, and restrictions as the Committee or its delegate shall determine.

(B) Qualified Performance Awards.  Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested, or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: Revenues; Operating income or net income; Stock price measures (including total shareholder return); Market share; Earnings per share; Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and other earnings measures (including net, operating, pre-tax or after tax); Economic value added (“EVA®”); Cash flow measures (including cash flow margin and free cash flow); Return on investment, absolute or indexed (including return on assets, return on net assets, return on average assets, return on invested capital, return on capital employed, return on equity, return on average equity); Expense measures (including, but not limited to, finding and development costs, overhead cost and general and administrative expense); Total shareholder return; Economic profit; Costs; Results relative to budget; Results relative to quantitative customer service or satisfaction standards; and Corporate values measures (including ethics compliance, environmental, and safety).

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals for Qualified Performance

Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

(b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(i) no Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 200,000 shares of Common Stock;

(ii) no Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 200,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

(iii) no Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the Grant Date in excess of $2,000,000.

(c) Subject to Paragraph 8(d), the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions, and limitations applicable to such Awards.

(d) Stock Awards, other than those awards which are subject to specific grant limitations under the Plan, shall be in lieu of, and have a Fair Market Value on the Grant Date equal to, other compensation that the Company would otherwise have awarded to the Participant.

9. Director Awards.

(a) The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this Paragraph 9. Director Awards may consist of those listed in this Paragraph 9 and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

(i) Options.  A Director Award may be in the form of an Option; provided that Options granted as Director Awards shall not be Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to Participants pursuant to this Paragraph 9, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

(ii) Stock Awards.  A Director Award may be in the form of a Stock Award. Any terms, conditions, and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

(b) Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

(i) no Participant may be granted, during any fiscal year, Director Awards consisting of Options that are exercisable for more than 20,000 shares of Common Stock and

(ii) no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards covering or relating to more than 20,000 shares of Common Stock.

(c) At the discretion of the Board, Director Awards may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards.

10. Change of Control.  Except as provided in Paragraph 17(b), notwithstanding any other provisions of the Plan, including Paragraphs 8 and 9 hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director or Consultant) with the Company or one of its Subsidiaries, (i) each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement) and (ii) if the Award is an Option or SAR, shall remain exercisable until the expiration of the term of the Award or, if the Participant should die before the expiration of the term of the Award, until the earlier of (a) the expiration of the term of the Award or (b) two (2) years following the date of the Participant’s death.

11. Non-United States Participants.  The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

12. Payment of Awards.

(a) General.  Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof.

(b) Dividends, Earnings and Interest.  Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish, including such terms, conditions and restrictions as may be necessary to ensure that the Stock Awards do not provide for the deferral of compensation within the meaning of section 409A of the Code.

(c) Cash-out of Awards.  At the discretion of the Committee, an Award that is an Option or SAR may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised.

13. Option Exercise.  The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards; provided that any Common Stock that is or was the subject of an Employee Award or Consultant Award may be so tendered only if it has been held by the Participant for six months unless otherwise determined by the Committee. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 13.

An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant

Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

14. Taxes.  The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law, on either a short term or demand basis, from the Company to a Participant who is an Employee or Consultant to permit the payment of taxes required by law.

15. Amendment, Modification, Suspension, or Termination of the Plan.  The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed. Notwithstanding anything herein to the contrary, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option except as expressly provided by the adjustment provisions of Paragraph 17.

16. Assignability.  Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 16 shall be null and void.

17. Adjustments.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the

Board shall make appropriate adjustments to (x) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 5 and (y)(i) the number of shares of Common Stock covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute Awards for previously issued compensatory awards as part of such adjustment; if such event constitutes a Change of Control, (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation or (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

18. Restrictions.  No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

19. Unfunded Plan.  This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

20. Right to Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

21. Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22. Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

23. Effectiveness and Term.  The Plan will be submitted to the stockholders of the Company for approval at the 2006 Annual Meeting of the stockholders and, if approved, shall be effective as of the date of such approval. No Award shall be made under the Plan ten years or more after such approval. Notwithstanding anything herein to the contrary, any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.

24. Name Change.  At the Company’s 2006 Annual Meeting of the stockholders, the Board of Directors has proposed to change the name of the Company from ORBIMAGE Holdings Inc to GeoEye, Inc. Subject to approval by the majority of the shareholders voting at the meeting or by proxy, ORBIMAGE Holdings Inc.’s name will be changed to GeoEye, Inc. and Company will file an Amended Certificate of Incorporation with the State of Delaware to reflect the same. Upon the acceptance of the filing by the State of Delaware, the name of the Company’s 2006 Stock Incentive Plan will automatically change from the “2006 Stock Omnibus Stock and Performance Incentive Plan of ORBIMAGE Holdings Inc.” to the “2006 Omnibus Stock and Performance Incentive Plan of GeoEye, Inc.”

Attachment “A”

“Change of Control”

The following definitions apply to the Change of Control provision in Paragraphs 10 and 17 of the foregoing Plan.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on May 5, 2004.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

(a) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the effective date of the foregoing Plan) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(b) such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

(c) such Person or any of such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner.”

“Board” shall have the meaning set forth in the foregoing Plan.

“Change of Control” shall mean any of the following occurring on or after the effective date of the foregoing Plan:

(a) any Person or more than one Person acting as a group (other than an Exempt Person) shall, within the 12-month period ending on the date of the most recent acquisition, become the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person or Persons shall become a Beneficial Owner of 50% or more of the shares of Common Stock or 35% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied;

(b) individuals who, as of the effective date of the foregoing Plan, constitute the Board (the “Incumbent Board”) cease for any reason during any 12-month period to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the foregoing Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened Election Contest that is subject to the provisions of Rule 14a-11 of the General Rules and Regulations under the Exchange Act;

(c) the Company shall consummate a reorganization, merger, or consolidation, in each case, unless, following such reorganization, merger, or consolidation, (i) 50% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation are beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, or consolidation were members of the Incumbent Board at the time of the initial agreement or initial action by the Board providing for such reorganization, merger, or consolidation; or

(d) (i) the shareholders of the Company shall approve a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B), and (C) of this subsection (d) are satisfied, or (ii) the Company shall consummate the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) 50% or more of the then outstanding shares of Common Stock of such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common

Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Common Stock then outstanding or 20% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

“Common Stock” shall have the meaning set forth in the foregoing Plan.

“Company” shall have the meaning set forth in the foregoing Plan.

“Election Contest” shall mean a solicitation of proxies of the kind described in Rule 14a-12(c) under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exempt Person” shall mean any of the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock), except upon the occurrence of a contingency, whether such rights exist as of the effective date of the foregoing Plan or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

“Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

ORBIMAGE HOLDINGS INC.
Proxy Solicited on Behalf of the Board of Directors of ORBIMAGE Holdings, Inc.
for the Annual Meeting of Stockholders on September 28, 2006
     The undersigned hereby appoints Lt. Gen. (Ret.) James A. Abrahamson, Chairman of the Board of Directors and William L. Warren, Vice President and General Counsel, jointly and severally, proxies, with full power of substitution and with discretionary authority, to represent and to vote, in accordance with the instructions set forth below, all shares of Common Stock which the undersigned is entitled to vote at the 2006 Annual Meeting of stockholders of ORBIMAGE Holdings Inc. (the “Company”), to be held on September 28, 2006, at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, at 9:00 a.m. (the “Annual Meeting”) or at any adjournment thereof, hereby revoking any proxy heretofore given.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS NAMED BELOW, FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER AUTHORIZED SHARES OF COMMON STOCK, FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME OF THE COMPANY, FOR THE ADOPTION OF THE 2006 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN OF ORBIMAGE HOLDINGS INC., FOR THE APPROVAL OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.	ORBIMAGE HOLDINGS INC. P.O. BOX 11406 NEW YORK, N.Y. 10203-0406

Your vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the accompanying proxy.	Mark this box with an “X” if you	☐
have changed your address or have
PLEASE SIGN, DATE AND RETURN PROMPTLY	a comment.

☐	▼ DETACH PROXY CARD HERE ▼

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒
Votes must be indicated (x) in Black or Blue ink.
The Board of Directors recommends that stockholders vote FOR the election of the following directors of the Company whose term will expire in 2006.

1.	Election of Directors

FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY	☐	EXCEPTIONS	☐

Nominees	James A. Abrahamson, Joseph M. Ahearn, Martin C. Faga, Lawrence A. Hough, Matthew M. O’Connell, James M. Simon, William W. Sprague
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION to (i) increase the number of authorized shares of Common Stock from 25 million to 50 million.	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals.

		FOR	AGAINST	ABSTAIN

3.	PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION to change the corporate name of ORBIMAGE Holdings to GeoEye, Inc.	☐	☐	☐

4.	PROPOSAL TO ADOPT THE 2006 OMNIBUS STOCK AND PERFORMANCE INCENTIVE PLAN OF ORBIMAGE Holdings Inc.	☐	☐	☐

5.	PROPOSAL TO RATIFY THE APPOINTMENT OF BOO SEIDMAN LLP as the independent registered public accounting firm for the Company for 2006	☐	☐	☐

6.	With discretionary authority as to such other matters as may properly come before the meeting.

SCAN LINE
Note: If signing as Attorney, Administrator, Executor Guardian, Trustee or Corporate Officer, please add your title as such.

Date	Share Owner sign here	Co-Owner sign here